UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07917

Wilshire Variable Insurance Trust
(Exact name of Registrant as specified in charter)

Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz, President 1299 Ocean Avenue, Suite 700 Santa Monica, CA 90401-1085
(Name and address of agent for service)

Registrant’s telephone number, including area code: 310-451-3051

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Wilshire Variable Insurance Trust
ANNUAL REPORT Wilshire Global Allocation Fund
December 31, 2015

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	2
Fund Commentary	5
Disclosure of Fund Expenses	7
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Additional Fund Information	31
Board Approval of Advisory and Subadvisory Agreements	34
Tax Information	37

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2015 to December 31, 2015 for the Global Allocation Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015 marking the Index’s seventh consecutive annual gain. After posting its 12th consecutive quarterly gain during the second quarter, markets were shaken in the third quarter in August as China surprised investors by devaluing its currency and then again in September after the Federal Reserve announced that it would not raise the Fed Funds rate at that time. Markets rebounded strongly in October and were positive overall for the fourth quarter as most major developed economies continued to strengthen on supportive central bank policies, lower fuel prices and strong consumer spending.

During the year, large-cap stocks outpaced small-cap stocks, with the Wilshire U.S. Large-Cap IndexSM and the Wilshire U.S. Small-Cap IndexSM returning 1.27% and -4.86%, respectively, while growth oriented stocks handily outpaced value stocks within large-cap stocks and value oriented stocks outpaced growth stocks within smaller capitalization securities. The relatively flat return for the Wilshire 5000 Total Market IndexSM hid the wide performance dispersion among industries for the year. Commodity-influenced and interest rate sensitive sectors trailed while Health Care and Consumer Discretionary had strong performance. For the year, Health Care, Consumer Discretionary, and Consumer Staples were the top performing sectors returning 8.4%, 7.5%, and 5.9%, respectively, while Energy, Materials, Utilities, and Industrials lagged, returning -22.1%, -10.7%, -4.2%, and -3.1%, respectively.

International Equity Market

After leading domestic equities during the first half of the year, international developed equities trailed during the second half of the year, and ended the year in negative territory with the MSCI EAFE Index returning -0.81% for 2015. Emerging markets trailed foreign developed markets with the MSCI Emerging Markets Index returning -14.92% for the year.

Global equity markets started 2015 with European stocks leading the charge as quantitative easing bond-buying programs propelled equity markets higher. Investors worldwide were shaken in the third quarter by fears regarding the impact of China’s economic slowdown on global commerce. Markets rebounded strongly in October as European Central (ECB) Bank President Mario Draghi indicated that he was prepared to ramp up the ECB’s stimulus program and the People’s Bank of China raised liquidity in its economy by reducing its benchmark interest rate and lowering banks’ reserve requirement ratios. Emerging markets suffered throughout the year both from China’s weakness and the worldwide collapse in commodities. The strong U.S. dollar has also impacted emerging market companies, since much of their debt financing is transacted in dollars and therefore has become much more expensive.

Bond Market

The U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, fell -0.57% for the 4th quarter, reversing gains from the prior quarter, but ending the year in positive territory at 0.55%. The Federal Reserve’s decision on December 16th to raise the key federal-funds rate to a 0.25-0.50% target range had little real impact on Treasury markets. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector. Credit spreads, which had tightened as investors sought out higher yields, widened during 2015, especially at year-end. Non-investment grade corporate bonds, as measured by the Barclays U.S. Corporate High Yield index, continued their slide and finished the year down -4.47%. Continued weakness in the energy and materials sectors weighed on high yield, but other sectors also contributed to losses as investors became more concerned about the future availability of credit to leveraged companies and the liquidity of those issues.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Global Allocation Fund returned 0.04%, outperforming its custom benchmark by 1.02%. We are pleased with the Fund’s performance for 2015 and we are confident that the Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular.

There are risks involved with investing, including the possible loss of principal. In addition to the risks associated with investing, investments in smaller companies typically exhibit higher volatility. Bonds and bond funds will decrease in value as interest rates rise. Foreign investments often involve risks such as political instability, differences in financial reporting standards and less stringent regulation of securities markets. Foreign investment risk may be particularly high to the extent the funds invest in securities of issuers based in countries with developing economies (i.e., emerging markets). These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries. Diversification may not protect against loss.

The Fund is available only through third party insurance company separate accounts established for the purposes of funding variable life contracts and may not be purchased directly. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. Please see the prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Barclays U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire U.S. Large-Cap IndexSM is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market and is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000®.

The Wilshire U.S. Small-Cap IndexSM is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market and is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000®.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited)

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Return

One Year Ended 12/31/15	0.04%
Five Years Ended 12/31/15	6.14%
Ten Years Ended 12/31/15	4.05%

STOCK/BOND COMPOSITE INDEX(1)

Average Annual Total Return

One Year Ended 12/31/15	-0.98%
Five Years Ended 12/31/15	5.52%
Ten Years Ended 12/31/15	4.97%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Wilshire Global Allocation Fund

versus a 65/35 Hybrid of the following 2 indicies: the MSCI ACWI and the
Barclays Global Aggregate Bond Index (Hedged) through 12/31/15.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

(1)

65/35 Hybrid Index is a blend of 65% MSCI All Country World (ACWI) Index and 35% Barclays Global Aggregate Index (Hedged). The MSCI ACWI Index is an unmanaged capitalization-weighted measure of stock markets of developed and emerging markets. The Barclays Global Aggregate Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During certain periods, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns for the periods would have been lower. For the year ended December 31, 2015, fees totaling 0.10% of average net assets were waived.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2015)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015. The year started with a loss as increased market volatility triggered by the continued sell off in oil and quantitative easing in the Eurozone spooked investors. However, investors then rallied around the Federal Reserve’s patience with raising interest. Equities experienced a sharp sell-off during the third quarter, marking the first negative quarter in three years. Stocks recorded gains in the final quarter of the year, driven by a strong October rally that outweighed losses in November and December, and pushed large-cap benchmarks back into positive territory for 2015.

International stock markets underperformed in 2015 as the MSCI All Country World ex-U.S. Index returned -5.66%. Global equity markets started 2015 with European stocks leading the charge. The European stock market rally was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and Greece. Stock markets worldwide were rocked in the third quarter by fears regarding China’s economic slowdown. International markets experienced a modest recovery in the fourth quarter as investors were cheered by the European Central Bank’s accommodative monetary policy and overall resilience in the Asia-Pacific region outside of China. Emerging markets continue to suffer from China’s weakness and the worldwide collapse in commodities.

After refraining from raising the short-term interest rate throughout the first three quarters of the year, on December 16th the Federal Reserve made its first interest hike since 2006, raising the key Fed Funds rate to a 0.25-0.50% target range. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector in the fourth quarter. The 10 year U.S. Treasury yield rose 10 basis points over the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The Wilshire Global Allocation Fund returned 0.04% for 2015, outperforming the custom benchmark** return of -0.98% by 1.02%. For the equity allocation, an overweight allocation to growth equities boosted performance as growth equities handily outperformed value equities during the year. The Wilshire Large Company Growth Portfolio institutional share class outperformed the Wilshire Large Company Value Portfolio institutional share class by 11.59% in 2015. The Fund’s fixed income portion also outperformed for the year. The largest contributors to positive performance included a bias toward higher yielding securities and active duration management. The Fund exhibited a material allocation to floating rate securities, which benefitted as short-term interest rates rose.

We are pleased with the Fund’s outperformance for 2015 and believe the Fund is well positioned going into 2016 as the market deals with ongoing macroeconomic and geopolitical uncertainties.

*	Based on percent of the Fund’s total investments and investments in affiliated funds, at value.
**

Custom Benchmark: 1/1/14 – 5/31/14: 50% S&P 500 Index, 15% MSCI EAFE Index, 35% Barclays U.S. Aggregate Index; 6/1/14 to date: 65% MSCI All Country World Index, 35% Barclays Global Aggregated Hedged Index.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses For the Six Months Ended December 31, 2015 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses - (Continuned) For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratio(1)	Expenses Paid During Period 07/01/15-12/31/15(2)(3)
Wilshire Global Allocation Fund(4)
Actual Fund Return	$ 1,000.00	$ 971.90	0.54%	$2.66
Hypothetical 5% Return	$ 1,000.00	$ 1,022.51	0.54%	$2.73

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	Expenses shown do not include annuity contract fees.
(4)	The expense ratio does not include the expenses of the underlying funds.

Wilshire Global Allocation Fund Schedule of Investments December 31, 2015

	Maturity Date	Shares/Par	Value
INVESTMENT IN AFFILIATED FUNDS — 67.3%
Wilshire International Equity Fund, Institutional Class*		16,476,680	$144,665,251
Wilshire Large Company Growth Portfolio, Institutional Class*		1,684,182	65,750,450
Wilshire Large Company Value Portfolio, Institutional Class*		2,817,820	52,608,696
Wilshire Small Company Growth Portfolio, Institutional Class*		598,792	14,394,955
Wilshire Small Company Value Portfolio, Institutional Class*		635,413	13,394,508

Total Investment in Affiliated Funds (Cost $322,428,548)			290,813,860

INVESTMENT IN AFFILIATED OPEN-END FUND — 0.9%
Guggenheim Strategy Fund I, Institutional Class*		151,758	3,774,209

Total Investment in Affiliated Open-End Fund (Cost $3,776,944)			3,774,209

ASSET-BACKED SECURITIES — 17.6%
Financials — 1.4%
ARES XI CLO, Ltd.
3.321%(a) (b)	10/11/21	$2,000,000	1,960,022
ARES XXIII CLO, Ltd.
3.515%(a) (b)	04/19/23	1,250,000	1,243,875
CIFC Funding 2014-III, Ltd.
0.000%	07/22/26	500,000	277,179
CIFC Funding, Ltd.
1.841%(a) (b)	05/10/21	1,300,000	1,260,245
3.432%(a) (b)	08/14/24	1,000,000	991,613
			5,732,934
Industrials — 0.6%
Gramercy Park CLO, Ltd.
3.265%(a) (b)	07/17/23	1,500,000	1,489,363
4.365%(a) (b)	07/17/23	1,000,000	977,001
			2,466,364
Other Asset-Backed Securities — 15.6%
AABS, Ltd.
4.875%	01/15/38	574,458	567,277
AASET
5.125%(a)	12/15/29	1,384,615	1,336,985
7.375%(a)	12/15/29	692,308	684,554
ACAS CLO, Ltd.
2.639%(a) (b)	09/20/23	1,000,000	998,401
3.437%(a) (b)	09/20/23	1,000,000	999,549
AMMC CLO XIII, Ltd.
3.020%(a) (b)	01/26/26	1,500,000	1,436,874
Babson CLO, Ltd.
0.000%(b)	05/15/23	1,000,000	528,182
Baker Street CLO II, Ltd.
1.051%(a) (b)	10/15/19	1,500,000	1,430,270
Brad CDO, Ltd.
4.213%(c) (j)	03/12/26	931,372	944,011
Castle Aircraft Securitization Trust 2015-1
4.703%(b)	12/15/40	1,500,000	1,493,250

Other Asset-Backed Securities — (continued)
Castlelake Aircraft Securitization Trust
5.250%(b)	02/15/29	796,078	776,972
7.500%(b)	02/15/29	710,784	698,345
Cent CLO LP
2.579%(a) (b)	08/01/24	500,000	499,959
3.529%(a) (b)	08/01/24	1,000,000	999,927
Chesterfield Financial Holdings LLC
4.500%(b)	12/15/34	941,000	939,306
CIFC Funding, Ltd.
2.352%(a) (b)	12/05/24	1,500,000	1,489,865
Connecticut Valley Structured Credit CDO III, Ltd.
1.243%(a) (b)	03/23/23	150,742	149,629
Diamond Head Aviation, Ltd.
3.810%(b)	07/14/28	918,878	901,603
Dryden 37 Senior Loan Fund
0.215%(b)	04/15/27	1,000,000	935,897
Duane Street CLO IV, Ltd.
1.362%(a) (b)	11/14/21	1,500,000	1,437,801
ECAF I, Ltd.
4.947%(b)	06/15/40	1,000,000	982,600
Flagship CLO VI
2.732%(a) (b)	06/10/21	2,000,000	1,935,790
Flagship VII, Ltd.
3.277%(a) (b)	01/20/26	1,500,000	1,420,592
Fortress Credit Investments IV, Ltd.
2.215%(a) (b)	07/17/23	1,250,000	1,222,000
Fortress Credit Opportunities V CLO, Ltd.
2.970%(a) (b)	10/15/26	1,000,000	992,100
3.871%(a) (b)	10/15/26	1,000,000	962,114
Gale Force CLO, Ltd.
3.870%(a) (b)	08/20/21	1,250,000	1,246,559
GCAT LLC
3.721%(b)	10/25/19	2,632,109	2,610,510
Golub Capital Partners CLO, Ltd.
2.288%(a) (b)	08/05/27	1,000,000	983,768
2.770%(a) (b)	10/25/26	700,000	680,820
3.267%(a) (b)	10/20/21	2,500,000	2,492,632
Great Lakes CLO, Ltd.
2.271%(a) (b)	07/15/26	1,000,000	987,939
GSAA Home Equity Trust
0.491%(a)	07/25/37	1,226,690	1,058,755
Halcyon Loan Advisors Funding, Ltd.
3.195%(a) (b)	12/20/24	1,500,000	1,428,507
Helios Series I Multi Asset CBO, Ltd.
1.586%(a) (b)	12/13/36	885,888	858,047
Highbridge Loan Management, Ltd.
2.569%(a) (b)	09/20/22	1,000,000	999,625
3.569%(a) (b)	09/20/22	1,000,000	1,001,675
ING Investment Management CLO, Ltd.
2.516%(a) (b)	06/14/22	1,500,000	1,454,622
Ivy Hill Middle Market Credit Fund IX, Ltd.
2.765%(a) (b)	10/18/25	2,000,000	1,995,600
Keuka Park CLO, Ltd.
0.000%(b)	10/21/24	1,250,000	714,382

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2015

	Maturity Date	Par	Value
Other Asset-Backed Securities — (continued)
KVK CLO, Ltd.
0.000%(b)	04/14/25	$1,150,000	$456,869
Marea CLO, Ltd.
2.121%(a) (b)	10/15/23	1,250,000	1,212,500
Nationstar HECM Loan Trust
4.500%(b)	11/25/17	405,110	408,120
Neuberger Berman CLO, Ltd.
3.420%	07/25/23	1,500,000	1,485,297
4.025%(b)	07/25/23	450,000	188,542
Ocean Trails CLO IV
3.359%(a) (b)	08/13/25	1,750,000	1,667,082
Rampart CLO, Ltd.
2.195%(a) (b)	10/25/21	1,000,000	982,460
Regatta V Funding, Ltd.
3.470%(a) (b)	10/25/26	1,500,000	1,491,294
Rise Ltd.
4.750%(a)	02/15/39	1,324,339	1,322,750
Rockwall CDO II, Ltd.
0.879%(a) (b)	08/01/24	1,500,000	1,380,618
Steele Creek CLO, Ltd.
2.628%(a) (b)	08/21/26	2,000,000	1,909,930
TICP CLO II, Ltd.
3.295%(a) (b)	07/20/26	1,000,000	963,427
Treman Park CLO LLC
0.466%(b)	04/20/27	500,000	439,850
Triaxx Prime CDO, Ltd.
0.503%(a) (b)	10/02/39	1,237,658	1,151,022
Venture VI CDO, Ltd.
1.814%(a) (b)	08/03/20	2,250,000	2,064,445
Venture XII CLO, Ltd.
3.262%(a) (b)	02/28/24	1,000,000	969,048
Vibrant CLO, Ltd.
2.415%(a) (b)	07/17/24	1,000,000	984,800
VOLT XXVII LLC
3.375%(b)	08/27/57	964,604	957,120
WhiteHorse IV, Ltd.
1.765%(a) (b)	01/17/20	1,500,000	1,418,013
Wrightwood Capital Real Estate CDO, Ltd.
0.808%(a) (b)	11/21/40	1,450,000	1,379,668
			68,110,149
Total Asset-Backed Securities
(Cost $78,272,911)			76,309,447

CORPORATE BONDS — 5.4%
Consumer Discretionary — 0.3%
Neptune Finco Corp.
6.625%(b)	10/15/25	700,000	728,000
Wyndham Worldwide Corp.
5.100% (i)	10/01/25	400,000	404,019
			1,132,019
Consumer Staples — 0.9%
Bumble Bee Holdings, Inc.
9.000%(b) (i)	12/15/17	769,000	778,612
HRG Group, Inc.
7.875% (i)	07/15/19	700,000	731,500
Molex Electronic Technologies LLC
3.900%(b) (i)	04/15/25	1,150,000	1,076,082
Consumer Staples — (continued)
Reynolds Group Issuer, Inc.
7.875%	08/15/19	300,000	311,250
Vector Group, Ltd.
7.750% (i)	02/15/21	1,000,000	1,055,000
			3,952,444
Energy — 0.4%
Atlas Energy Holdings Operating Co. LLC
9.250% (j)	08/15/21	500,000	102,500
Dynagas LNG Partners
6.250% (j)	10/30/19	500,000	347,500
Sunoco Logistics Partners Operations
5.950% (i)	12/01/25	1,150,000	1,095,567
			1,545,567
Financials — 2.5%
Atlantic Marine Corp. Communities LLC
5.433%(b)	12/01/50	720,344	709,885
Banco Nacional de Comercio Exterior SNC
4.375%(b)	10/14/25	600,000	592,500
Bank of America Corp.
5.125%(a)	12/31/49	1,700,000	1,619,250
Citigroup, Inc.
5.800%(a)	11/29/49	160,000	158,640
5.875%(a)	12/29/49	285,000	281,437
5.950%(a)	12/29/49	140,000	139,563
5.950%(a) (i)	12/31/49	1,250,000	1,203,125
GMH Military Housing-Navy Northeast LLC
6.298%(c)	10/15/49	725,000	743,379
Jefferies Finance LLC
7.500%(b) (i)	04/15/21	500,000	440,000
JPMorgan Chase & Co.
5.000%(a)	12/29/49	1,830,000	1,738,500
Kennedy-Wilson, Inc.
5.875%	04/01/24	200,000	193,000
Meiji Yasuda Life Insurance Co.
5.200%(a) (b) (i)	10/20/45	600,000	612,000
Morgan Stanley
5.550%(a)	12/29/49	500,000	500,000
Ohana Military Communities LLC
5.558%(b)	10/01/36	600,000	626,394
SunTrust Banks, Inc.
5.625%(a)	12/15/19	1,720,000	1,704,950
Wachovia Capital Trust III
5.570%(a)	12/31/49	210,000	202,283
			11,464,906
Health Care — 0.4%
HCA, Inc.
5.875%	02/15/26	350,000	351,313
Reynolds Group Issuer, Inc.
7.125%	04/15/19	100,000	101,813
Tenet Healthcare Corp.
4.012%(a) (b) (i)	06/15/20	500,000	487,500
Zoetis, Inc.
4.500% (i)	11/13/25	700,000	709,417
			1,650,043
Industrials — 0.2%
Icahn Enterprises
5.875% (i)	02/01/22	700,000	684,250

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2015

	Maturity Date	Par	Value
Information Technology — 0.5%
CDK Global, Inc.
4.500% (i)	10/15/24	$350,000	$348,271
First Data Corp.
5.000%(b)	01/15/24	700,000	696,500
Microsoft Corp.
4.450% (i)	11/03/45	1,100,000	1,134,345
Numericable-SFR SAS
6.000%(b)	05/15/22	200,000	194,000
			2,373,116
Materials — 0.1%
BHP Billiton Finance USA, Ltd.
6.750%(a) (b)	10/19/75	300,000	289,500

Telecommunication Services — 0.1%
Sprint Communications, Inc.
7.000%(b)	03/01/20	300,000	300,750

Total Corporate Bonds
(Cost $24,271,134)			23,392,595

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.2%
Non-Agency Mortgage-Backed Obligation — 4.2%
Acre Commercial Mortgage Trust
2.699%(a) (b)	08/15/31	1,000,000	991,763
Alliance Bancorp Trust
0.461%(a)	07/25/37	1,293,391	814,877
American Home Mortgage Assets Trust
0.411%(a)	10/25/46	1,412,119	899,302
Banc of America Funding, Ltd.
0.413%(a) (b)	11/03/41	1,515,532	1,408,081
Capmark Military Housing Trust
5.746%(b) (c)	02/10/52	1,935,395	1,855,289
6.059%(b)	10/10/52	485,009	450,942
GE Business Loan Trust
0.781%(a) (b)	04/16/35	1,218,892	1,128,510
HarborView Mortgage Loan Trust
0.353%(a)	01/25/47	1,183,088	889,298
Hilton USA Trust
4.453%(a) (b)	11/05/30	1,000,000	999,606
LSTAR Securities Investment Trust
2.193%(a) (b)	04/01/20	1,064,182	1,048,793
3.293%(a) (b)	09/01/21	2,674,897	2,659,650
Luminent Mortgage Trust
0.421%(a)	02/25/46	1,732,481	1,183,897
Morgan Stanley Re-REMIC Trust
0.545%(a) (b)	06/26/36	1,127,694	842,622
Motel 6 Trust
4.532%(b)	02/05/20	1,000,000	982,414
PFP, Ltd.
2.197%(a) (b)	07/14/34	1,000,000	987,765
SRERS Funding, Ltd.
0.446%(a) (b)	05/09/46	1,247,616	1,216,105

Total Collateralized Mortgage Obligations
(Cost $18,886,283)			18,358,914

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bond
3.192%(d)	11/15/44	4,494,000	1,809,635
U.S. Treasury Note
2.250% (i)	11/15/25	12,452,000	12,424,269

Total U.S. Treasury Obligations (Cost $14,288,711)			14,233,904

LOAN PARTICIPATIONS — 2.0%
Albertson's LLC, Term B-4 Loan
5.500%	08/25/21	496,250	492,903
Atkore International, Inc., Initial Term Loan (First Lien)
4.500%	04/09/21	172,375	161,602
Auris Luxembourg II, Term Loan B-4
4.250%	01/17/22	992,513	991,892
Avago Technologies Caymen Ltd, Term Loan (First Lien)
3.500%	11/11/22	1,100,000	1,090,463
BJ's Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien)
4.500%	09/26/19	591,464	568,545
Carecore National, LLC, Term Loan
5.500%	03/05/21	162,290	141,192
CompuCom Systems, Inc., Term Loan
4.250%	05/07/20	333,948	213,727
Fitness International, LLC, Term B Loan
5.500%	07/01/20	492,735	456,600
Gates Global LLC, Initial Dollar Term Loan
4.250%	07/06/21	592,500	557,371
Hardware Holdings LLC, Term Loan (First Lien)
6.750%(c) (j)	03/30/20	643,500	624,195
Hub International Limited, Initial Term Loan
4.000%	10/02/20	196,993	186,466
Landmark Aviation FBO Canada, Inc., Canadian Term Loan
4.750%	10/25/19	26,384	26,310
Lineage Logistics, LLC, Term Loan
4.500%	04/07/21	443,233	405,558
LM U.S. Member LLC (LM U.S. Corp Acquisition Inc.), Initial Term Loan (First Lien)
4.750%	10/25/19	664,793	662,925
Ranpak Cov-Lite, 2nd Lien Term Loan
8.250%	09/22/22	200,000	198,250
Univision 1/14 TLC4
4.000%	03/01/20	897,623	880,120
York Risk Services Holding Corp. (Onex York Finance LP), Term Loan
4.750%	10/01/21	987,500	936,273

Total Loan Participations (Cost $8,925,853)			8,594,392

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2015

	Maturity Date	Par/Shares	Value
MUNICIPAL BONDS — 1.6%
Chicago, Ser B, GO
5.432%	01/01/42	$200,000	$170,482
College of the Sequoias Tulare Area Improvement District No. 3, GO
6.850%(e)	08/01/42	1,000,000	526,050
Illinois, GO
5.650%(i)	12/01/38	2,000,000	1,919,260
Metropolitan Pier & ExpositionAuthority, Ser B, RB
4.840%(d)	06/15/45	1,000,000	239,760
Miami-Dade, Sub-Ser, RB
5.142%(d)	10/01/42	3,250,000	963,397
5.062%(d) (i)	10/01/45	5,550,000	1,422,909
New Jersey Transportation Trust Fund Authority, Ser C, RB
4.840%(d)	12/15/32	2,000,000	911,880
Port Authority of New York & New Jersey, Ser 182, RB
5.310%	08/01/46	270,000	285,325
Puerto Rico Electric Power Authority, Ser NN, RB
4.750% (j)	07/01/33	405,000	368,781

Total Municipal Bonds
(Cost $6,600,476)			6,807,844

FOREIGN BONDS — 1.2%
Canada — 0.3%
Sirius XM Canada Holdings, Inc.
5.625%(b)	04/23/21	CAD 400,000	283,299
Yamana Gold, Inc.
4.950%(f) (i)	07/15/24	1,450,000	1,229,575
			1,512,874
Dominican Republic — 0.2%
Dominican Republic International Bond
6.850%(b) (f) (i)	01/27/45	700,000	659,750

Kenya — 0.2%
Kenya Government International Bond
6.875%(b) (f) (i)	06/24/24	900,000	787,500

Peru — 0.3%
Corp. Financiera de Desarrollo SA
5.250%(a) (b) (f) (i)	07/15/29	1,350,000	1,326,375

Supra-National — 0.1%
Africa Finance Corp. MTN
4.375%(b) (f) (i)	04/29/20	500,000	501,390

United Kingdom — 0.1%
Moto Finance PLC
6.375%(b)	09/01/20	GBP 300,000	452,235

Total Foreign Bonds
(Cost $5,719,549)			5,240,124

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%
FHLMC STRIPs
4.380%(d)	03/15/31	900,000	528,111
Tennessee Valley Authority
5.375%	04/01/56	410,000	488,548
4.250%	09/15/65	700,000	683,877

Total U.S. Government Agency Obligations (Cost $1,743,682)			1,700,536

ESCROW SECURITY — 0.0%
Financials — 0.0%
Lehman Brothers Holdings Capital Trust VII MTN
5.857%(g)	11/29/49	200,000	—
Lehman Brothers Holdings, Inc. MTN
6.500%(g)	07/19/17	160,000	—
6.750%(g)	12/28/17	340,000	—

Total Escrow Security
(Cost $—)			—

SHORT-TERM INVESTMENT — 1.5%
Northern Trust Institutional Government Select Portfolio, 0.010%(h)		6,464,754	6,464,754

Total Short-Term Investment
(Cost $6,464,754)			6,464,754

Total Investments — 105.4%
(Cost $491,379,285)			455,690,579

Other Assets & Liabilities, Net — (5.4)%			(23,451,801)

NET ASSETS — 100.0%			$432,238,778

*	Affiliated Fund.
(a)	Variable Rate Security - The rate reported on the Schedule of Investments is the rate in effect as of December 31, 2015. The date reported on the Schedule of Investments is the final maturity date.
(b)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers”. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)

Securities fair valued using methods determined in good faith by the Pricing Committee. As of December 31, 2015, the total market value of such securities was $4,166,874 and represented 0.96% of Net Assets.

(d)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(e)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2015. The coupon on a step bond changes on a specified date.
(f)	Foreign security denominated in U.S. currency.
(g)	Security in default on interest payments.

See Notes to Financial Statements.

Wilshire Global Allocation Fund Schedule of Investments - (Continued) December 31, 2015

(h)	Rate shown is the 7-day effective yield as of December 31, 2015.
(i)	Security, or a portion thereof, has been pledged as collateral on open reverse repurchase agreements.
(j)	Securities considered illiquid. The total market value of such securities as of December 31, 2015 was $2,386,987.

CAD — Canadian Dollar

CBO — Collateralized Bond Obligation

CDO — Collateralized Debt Obligation

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

GBP — British Pound

GO —General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

Amounts designated as “—” are $0 or have been rounded to $0.

A list of the outstanding forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
Advantage Capital Corporation	01/11/16	CAD 398,000	USD 298,252	$10,611
Advantage Capital Corporation	01/11/16	GBP 313,000	USD 474,220	12,778
				$23,389

The following is a summary of the levels of inputs used as of December 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3‡		Total
Investment in Affiliated Funds	$290,813,860	$—	$—		$290,813,860
Affiliated Open-End Fund	3,774,209	—	—		3,774,209
Asset-Backed Securities	—	75,365,436	944,011		76,309,447
Corporate Bonds	—	22,649,216	743,379		23,392,595
Collateralized Mortgage Obligations	—	16,503,625	1,855,289		18,358,914
U.S. Treasury Obligations	—	14,233,904	—		14,233,904
Loan Participations	—	7,970,197	624,195		8,594,392
Municipal Bonds	—	6,807,844	—		6,807,844
Foreign Bonds	—	5,240,124	—		5,240,124
U.S. Government Agency Obligations	—	1,700,536	—		1,700,536
Escrow Security	—	—	—	^	— ^
Short-Term Investment	6,464,754	—	—		6,464,754
Total Investments in Securities	$301,052,823	$150,470,882	$4,166,874		$455,690,579

Other Financial Instruments	Level 1	Level 2	Level 3		Total
Forwards Contracts**
Unrealized Appreciation	$—	$23,389	$—		$23,389
Reverse Repurchase Agreements***	(22,713,666)	—	—		(22,713,666)
Total Other Financial Instruments	$(22,713,666)	$23,389	$—		$(22,690,277)

‡

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

**	Forwards contracts are valued at the unrealized appreciation on the instrument.
***	See Note 2 for more information on the reverse repurchase agreements.
^

Lehman Brothers Holdings Capital Trust VII MTN and Lehman Brothers Holdings, Inc. MTN were considered Level 3 when originally converted to escrow shares and were valued at $0, and the values have remained $0 throughout the year ended December 31, 2015.

For the year ended December 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended December 31, 2015, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each period.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities December 31, 2015

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Investments in securities, at value (Note 2)	$161,102,510
Investments in affiliated funds, at value	294,588,069
Foreign currency, at value	7,157
Receivable for investment securities sold	1,469,083
Dividends and interest receivable	806,446
Reclaims receivable	98,823
Subscriptions receivable	42,864
Unrealized gain on forward foreign currency contracts	23,389
Total assets	458,138,341

LIABILITIES:
Reverse repurchase agreements (Note 2)	22,713,666
Payable for investment securities purchased	2,279,370
Redemptions payable	630,206
Distribution (12b-1) fees payable (Note 4)	92,503
Administration fees payable	25,830
Trustees' fees payable	16,055
Investment advisory fees payable (Note 3)	10,134
Chief Compliance Officer expenses payable	1,494
Other accrued expenses	130,305
Total liabilities	25,899,563

NET ASSETS	$432,238,778

NET ASSETS consist of:
Paid-in capital	$448,307,435
Undistributed net investment income	6,490,577
Accumulated net realized gain on investments and foreign currency transactions	13,119,220
Net unrealized depreciation of investments	(35,688,706)
Net unrealized appreciation on forward foreign currency contracts and foreign currency translation	10,252

NET ASSETS	$432,238,778

SHARES OUTSTANDING:
(Unlimited shares authorized)	23,522,913

NET ASSET VALUE:
(Offering and redemption price per share)	$18.38

Investments in securities, at cost (Note 2)	$165,173,793
Investments in affiliated funds, at cost	326,205,492
Foreign currency, at cost	7,297

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Year Ended December 31, 2015

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Dividends	$619,432
Interest	6,116,808
Income distributions from affiliated investments	2,562,174
Total income	9,298,414

EXPENSES:
Investment advisory fees (Note 3)	808,218
Distribution (12b-1) fees (Note 4)	1,152,826
Administration fees (Note 3)	324,587
Trustees' fees (Note 3)	61,879
Chief Compliance Officer expenses	3,089
Professional fees	166,374
Interest expense	123,602
Transfer agent fees	22,033
Printing fees	57,955
Custodian fees	70,763
Other	116,992
Total expenses	2,908,318
Fees waived by Adviser (Note 3)	(464,879)
Net expenses	2,443,439

Net investment income	6,854,975

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gain/(loss) from:
Investments	280,867
Sale of affiliated investment company shares	1,475,557
Capital gain distributions from affiliated investment company shares	11,216,590
Written options	(44,279)
Foreign currency transactions	(79,697)
Net change in unrealized appreciation/(depreciation) of:
Investments	(3,685,498)
Investments in affiliated funds	(15,244,643)
Forward contracts and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(21,570)

Net realized and unrealized loss on investments and foreign currencies	(6,102,673)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$752,302

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Changes in Net Assets For the Year Ended December 31, 2015

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$6,854,975
Net realized gain on investments, sale of affiliated investment company shares and foreign currency transactions	12,849,038
Net change in unrealized appreciation/(depreciation) of investments and forward contracts and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(18,951,711)
Net increase in net assets resulting from operations	752,302

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,633,385)
Capital gains	(21,915,003)
Total distributions to shareholders	(30,548,388)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	6,644,683
Shares issued as reinvestment of distributions	30,548,386
Shares redeemed	(53,508,527)

Net decrease in net assets from capital stock transactions	(16,315,458)

Net decrease in net assets	(46,111,544)

NET ASSETS:
Beginning of year	478,350,322
End of year	$432,238,778

Undistributed net investment income at end of year	$6,490,577

CAPITAL SHARE TRANSACTIONS:
Shares sold	330,431
Shares issued as reinvestment of distributions	1,643,525
Shares redeemed	(2,666,404)

Net decrease in shares outstanding	(692,448)

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Changes in Net Assets For the Year Ended December 31, 2014

WILSHIRE GLOBAL ALLOCATION FUND
OPERATIONS:
Net investment income	$2,876,008
Net realized gain on investments, sale of affiliated investment company shares, realized gain distributions from affiliated investment company shares and foreign currency transactions	27,848,341
Net change in unrealized appreciation/(depreciation) of investments and other assets and liabilities denominated in foreign currencies	(31,446,752)
Net decrease in net assets resulting from operations	(722,403)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,213,045)
Total distributions to shareholders	(2,213,045)

CAPITAL STOCK TRANSACTIONS†: (DOLLARS)
Shares sold	356,783,752
Shares issued as reinvestment of distributions	2,213,045
Shares redeemed	(35,530,694)

Net increase in net assets from capital stock transactions	323,466,103

Net increase in net assets	320,530,655

NET ASSETS:
Beginning of year	157,819,667
End of year	$478,350,322

Undistributed net investment income at end of year	$8,595,257

CAPITAL SHARE TRANSACTIONS†:
Shares sold	17,782,236
Shares issued as reinvestment of distributions	111,996
Shares redeemed	(1,803,861)

Net increase in shares outstanding	16,090,371

†	Includes subscriptions as a result of fund merger. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.75	$19.42	$16.68	$15.42	$15.99

Income/(loss) from investment operations:
Net investment income[1]	0.30	0.23	0.15	0.27	0.52
Net realized and unrealized gain/(loss) on investments	(0.30)[8]	0.19 [5]	2.90 [4]	1.60 [3]	(0.62)
Total from investment operations	0.00	0.42	3.05	1.87	(0.10)

Less distributions:
From net investment income	(0.37)	(0.09)	(0.31)	(0.61)	(0.47)
From capital gains	(1.00)	0.00	0.00	0.00	0.00
Total distributions	(1.37)	(0.09)	(0.31)	(0.61)	(0.47)
Net asset value, end of year	$18.38	$19.75	$19.42	$16.68	$15.42
Total return[2]	0.04%	2.17%	18.31%	12.11%	(0.65)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$432,239	$478,350	$157,820	$148,169	$150,825
Operating expenses including reimbursement/waiver and including fees paid indirectly†	0.53%[9]	0.52%[9]	0.29%	0.18%	0.17%
Operating expenses excluding reimbursement/waiver and excluding fees paid indirectly†	0.63%	0.57%[6]	0.29%	0.18%	0.17%
Net investment income	1.48%	1.17%	0.85%	1.61%	3.22%
Portfolio turnover rate	29%	83%[7]	151%	7%	21%

†	These ratios do not include expenses from the underlying funds.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	Amount includes capital gains distributions received by the Fund from the Wilshire International Equity Fund. The amount of these distributions represents $0.21 per share.
[4]

Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund. The amount of these distributions represents $0.44 per share.

[5]

Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio and the Wilshire Small Company Value Portfolio. The amount of these distributions represents $0.92 per share.

[6]	Had the ratio of operating expenses excluding reimbursement/waiver and excluding fees paid indirectly included these expense offsets, the ratio would have remained at 0.57%.
[7]	Includes the effect of in-kind transactions. See Note 9 in Notes to Financial Statements.
[8]

Amount includes capital gains distributions from the Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, Wilshire Small Company Value and the Wilshire International Equity Fund. The amount of these distributions represents $0.47 per share.

[9]	The ratio of expenses to average net assets includes interest expense, which is considered outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.50%.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2015

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The financial statements herein are those of the Wilshire Global Allocation Fund (the “Fund”). The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund. The financial statements for the 2015 ETF Fund, 2025 ETF Fund, and 2035 ETF Fund are included in a separate annual report. Shares of the Fund are presently offered to Horace Mann Life Insurance Company (“HMLIC”) Separate Account, the HMLIC 401(k) Separate Account and Jefferson National. The Fund may be purchased by separate accounts of insurance companies for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to seek to realize a high long-term total rate of return consistent with prudent investment risks.

On September 22, 2014, the Balanced Fund was renamed the Wilshire Global Allocation Fund, and the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) merged into the Wilshire Global Allocation Fund.

2. Significant Accounting Policies.

Use of estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Third-party valuation providers often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least two representatives of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), one of whom is an officer of the Trust, or the Trust’s Valuation Committee. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in the underlying funds are valued at their net asset value as reported by the underlying funds.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2015, there have been no significant changes to the Fund’s fair value methodologies.

Fair value measurement classifications are summarized in the Fund’s Schedule of Investments.

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and distributions on underlying funds are recorded on the ex-dividend date or, for certain foreign dividends, as soon as the dividend information becomes available. Interest income and distributions on underlying funds, if applicable, premium and discount amortization are accrued daily, using the scientific or straight-line method, which approximates the effective interest method. Securities gains and losses are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. The actual character of income, realized gain and return of capital distributions received from Real Estate Investment Trusts (“REITs”) is not known until after the end of the fiscal year, at which time such distribution estimates are appropriately adjusted.

Option Transactions — The Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Fund writes or purchases a covered call or put option, an amount equal to the premium received is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

Written options transactions entered into during the year ended December 31, 2015 are summarized as follows:

	Number of Contracts	Premium
Balance at beginning of year	—	$—
Written	618	16,686
Exercised	—	—
Expired	(618)	(16,686)
Closing Buys	—	—
Balance at end of year	—	$—

Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements for investment purposes. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. At the time the Fund enters into a reverse repurchase agreement, the Fund segregates cash, cash equivalents, or other liquid assets, including equity securities and debt securities, at least equal in value to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of December 31, 2015 were as follows:

	Reverse Repurchase Agreements
	Remaining Contractual Maturity of the Agreements
Counterparty	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total	Rate
Bank of America
Corporate Bonds	$—	$—	$(583,078)	$—	$(583,078)	1.110%
Corporate Bonds	—	—	(683,962)	—	(683,962)	0.780%
Corporate Bonds	—	—	(550,758)	—	(550,758)	1.180%
Corporate Bonds	—	—	(1,055,120)	—	(1,055,120)	1.110%
U.S. Treasury Obligations	—	(5,947,500)	—	—	(5,947,500)	0.150%
Barclays
Corporate Bonds	—	—	(1,171,234)	—	(1,171,234)	1.388%
Credit Suisse First Boston
Corporate Bonds	(1,176,562)	—	—	—	(1,176,562)	-1.000%
Corporate Bonds	—	—	(603,000)	—	(603,000)	1.750%
Corporate Bonds	—	(783,125)	—	—	(783,125)	0.900%
Corporate Bonds	—	—	(525,000)	—	(525,000)	1.750%
Corporate Bonds	—	—	(393,000)	—	(393,000)	0.950%
Foreign Bonds	—	—	(1,415,500)	—	(1,415,500)	1.500%
Paribas Corporation
Corporate Bonds	—	—	(445,450)	—	(445,450)	1.280%
Corporate Bonds	—	—	(414,150)	—	(414,150)	1.240%
RBC
Corporate Bonds	—	(1,218,000)	—	—	(1,218,000)	0.950%
Corporate Bonds	—	—	(2,141,500)	—	(2,141,500)	1.000%
Corporate Bonds	—	—	(651,727)	—	(651,727)	1.050%
Municipal Bonds	—	—	(1,845,000)	—	(1,845,000)	1.040%
Municipal Bonds	—	(1,110,000)	—	—	(110,000)	0.900%
Total reverse repurchase agreements	$(1,176,562)	$(9,058,625)	$(12,478,479)	$—	$(22,713,666)

When-issued and delayed delivery investments — The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its sub-adviser deems it appropriate to do so. The Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund’s custodian will maintain cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. The when-issued market is commonly associated with government bonds that are to be issued as a pending auction. The Fund uses when-issued investments as a way to participate in a new issuance. As of, and during the year ended December 31, 2015, the Fund held no when-issued and delayed delivery investments.

Investments in REITs — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Asset-backed and mortgage securities — The Fund may invest in mortgage and asset-backed securities which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, the sub-adviser may have to reinvest the proceeds from the securities at a lower interest rate. This could lower the Fund’s return and result in losses to the Fund if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Fund may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Foreign currency transactions — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	market value of investment securities, other assets and other liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The primary risk exposure for all foreign currency is currency risk. For the year ended December 31, 2015, total realized gain (loss) in foreign currency was ($79,697) and the total change in unrealized appreciation (depreciation) was ($21,570) which is disclosed on the Statement of Operations.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2015.

For the year ended December 31, 2015, the average volume of activity of forward foreign currency contracts was as follows:

Average Monthly Notional Amount	$1,725,938

Over-the-Counter (“OTC”) Derivative Contracts — To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents, by derivative type, the Fund’s OTC financial derivative instruments net of the related collateral (received)/pledged by counterparty at December 31, 2015:

Counterparty	Financial Assets	Financial Liabilities	Securities Available for Offset	Collateral Pledged or (Received)*	Net Amount
Forward foreign currency contracts
Advantage Capital Corporation	$23,389	$—	$23,389	$—	$23,389
Reverse repurchase agreements
Bank of America	—	(8,820,418)	(8,820,418)	8,820,418	—
Barclays	—	(1,171,234)	(1,171,234)	1,171,234	—
Credit Suisse First Boston	—	(4,896,187)	(4,896,187)	4,896,187	—
Paribas Corporation	—	(859,600)	(859,600)	859,600	—
RBC	—	(5,966,227)	(5,966,227)	5,966,227	—
Total	$23,389	$(22,713,666)	$(22,690,277)	$22,713,666	$23,389

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed the amount and may fluctuate in value.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

Expense policy — Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a fund are allocated proportionately among all funds of the Trust daily in relation to the net assets of each fund or upon another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds are allocated across the Trust and the Wilshire Mutual Funds based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax.

3. Investment Advisory Fee and Other Transactions.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment programs. The Adviser has entered into an agreement with Guggenheim Partners Investment Management, LLC (“Guggenheim” or “Sub-Adviser”) to manage a portion of the Fund.

The Sub-Adviser’s fees are paid by the Adviser out of the advisory fees that it receives from the Fund. Fees paid to the Sub-Adviser depend upon the fee rate negotiated with the Adviser and upon the percentage of the Fund’s assets allocated to the Sub-Adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to the Sub-Adviser is not constant, and the relative amount of fees paid to the Sub-Adviser of the Fund may fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by the Fund, which will remain fixed on the terms described below. The Adviser may, however, determine in its discretion to waive a portion of its fee if there are internal fluctuations in the fee.

Per the terms of an Investment Advisory Agreement dated September 17, 2014, the Fund pays to the Advisor an amount equal to 0.55% of the Net Assets of the Fund excluding assets invested in investments in Affiliated Funds.

Additionally, the Adviser has contractually agreed to limit expenses for the Fund to 0.50% (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) (“Operating Expense Limit”) through April 30, 2016. Wilshire may recoup the amount of any advisory fee waived or expenses reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the Operating Expense Limit that was in place at the time of the waiver/expense reimbursement. At December 31, 2015, the amounts of waivers subject to recoupment for the Fund were $107,780, expiring in 2017 and $464,879, expiring in 2018.

For the year ended December 31, 2015, the Adviser waived fees/reimbursed expenses of $464,879.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. Northern Trust serves as the Trust’s Custodian. SEI Investments Distribution Co. (the “Distributor”) serves as the Trust’s distributor.

Officers and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, an annual Committee chairperson retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan with the Fund, the Distributor receives a distribution and shareholder services fee, payable by the Fund. The Distributor uses the fee to pay for distribution-related and shareholder services for the Fund. Under the Distribution Plan, the Fund will pay to the Distributor a shareholder/distribution services fee computed at the annual rate of 0.25% of average daily net assets.

Fees Paid Indirectly — Prior to the September 22, 2014 merger (see Note 9), the Trust had entered into a brokerage commission recapture program with the Distributor, pursuant to which a portion of the Acquired Funds’ commissions generated from transactions directed to the Distributor were used to reduce the Acquired Funds’ expenses. Under such program, the Distributor, as introducing broker, retained a portion of the Acquired Funds’ commissions. Such commissions due to be rebated to the Acquired Funds were rebated to the Fund after the September 22, 2014 merger. For the year ended December 31, 2015, there were no commissions rebated to the Fund.

5. Security Transactions.

For the year ended December 31, 2015, aggregate cost of purchases and proceeds from sales of securities, other than affiliated investments, short-term investments and U.S. Government securities, were as follows:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$64,354,991	$83,333,460

Purchases and sales of U.S. Government securities during the year ended December 31, 2015 were:

Fund	Purchases	Proceeds from Sales
Wilshire Global Allocation Fund	$62,027,420	$50,961,255

Purchases and sales of affiliated investments during the year ended December 31, 2015, and value as of December 31, 2015 were:

Fund	Value as of December 31, 2015	Purchases	Proceeds from Sales	Realized Gain (Loss)	Income Distributions	Capital Gain Distributions
Wilshire Global Allocation Fund
Guggenheim Strategy Fund I	$3,774,209	$3,776,944	$—	$—	$27,618	$—
Wilshire International Equity Fund	144,665,251	1,430,344	18,630,343	(710,132)	1,437,667	370,453
Wilshire Large Company Growth Portfolio	65,750,450	6,444,470	7,098,911	633,181	20,049	6,424,423
Wilshire Large Company Value Portfolio	52,608,696	3,945,072	7,098,911	1,029,451	841,075	3,103,998
Wilshire Small Company Growth Portfolio	14,394,955	765,613	1,521,195	302,111	—	765,613
Wilshire Small Company Value Portfolio	13,394,508	787,868	1,521,195	220,946	235,765	552,103

6. Significant Shareholder Activity.

On December 31, the Fund had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Fund. These represent omnibus shareholder accounts.

1 omnibus shareholder	100%

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

7. Tax Information.

No provision for Federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31 for the Fund are as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Wilshire Global Allocation Fund	$491,253,338	$799,300	$(36,362,059)	$(35,562,759)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales and basis adjustment in investing in CLOs and registered investment companies.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions declared during the years ended December 31, 2015 and 2014 were as follows:

Fund	2015 Ordinary Income	2015 Capital Gains	2014 Ordinary Income	2014 Capital Gains
Wilshire Global Allocation Fund	$13,562,260	$16,986,128	$2,213,045	$—

At December 31, 2015, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Wilshire Global Allocation Fund
Undistributed ordinary income	$7,138,595
Undistributed long-term capital gain	12,368,630
Unrealized appreciation/(depreciation)	(35,552,507)
Other temporary differences	(23,375)
Total distributable earnings/(accumulated losses)	$16,068,657

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

8. Reclassifications

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily are due to paydowns, short term capital gain distributions from registered investmnet companies, foreign currency and CLO adjustments. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2015, the reclassifications were as follows:

Fund	Increase (Decrease) Undistributed Investment Income	Increase (Decrease) Net Realized Capital Gains (Losses)
Wilshire Global Allocation Fund	$(326,270)	$326,270

9. Fund Merger.

On May 16, 2014, the Board approved the mergers of the Equity Fund, Income Fund, International Equity Fund, Small Cap Fund and Socially Responsible Fund (the “Acquired Funds”) into the Balanced Fund, subject to approval by shareholders of each Acquired Fund. At a shareholder meeting held on September 17, 2014, the shareholders of the Acquired Funds approved the merger. Pursuant to an Agreement and Plan of Reorganization approved by each Acquired Fund’s shareholders, all of the assets of the Acquired Funds were transferred to the Balanced Fund solely in exchange for the issuance and delivery to each of the Acquired Funds of voting shares of the Balanced Fund with a value equal to the value of each Acquired Fund’s assets net of liabilities, and for the assumption by the Balanced Fund of all liabilities of the Acquired Fund. The merger was completed on September 22, 2014 and the final value of the Balanced Fund was $505,737,431. Following the merger, the Balanced Fund changed its name to the Wilshire Global Allocation Fund.

Acquired Fund	Market Value of Securities Merged	Cash	Net Assets	Shares Before Merger	Shares of Balanced Fund Received	Realized Gain/(Loss)
Equity Fund	$85,387,442	$105,008,543	$190,237,594	$6,941,746	$9,479,696	$(29,321,774)
Income Fund	85,789	29,654,935	29,593,615	2,722,944	1,474,674	3,297
International Equity Fund	34,166,403	345,779	34,547,349	2,520,029	1,721,523	(4,377,701)
Small Cap Fund	20,860,364	21,129,460	41,935,464	2,447,826	2,089,679	2,356,531
Socially Responsible Fund	—	56,699,318	56,653,815	4,352,313	2,823,106	(13,342)

The financial statements represent the Balanced Fund for the period prior to the merger and the combined fund for the period subsequent to the merger.

10. In-Kind Transfers.

During the year ended December 31, 2015, there were no in-kind transfers.

During the year ended December 31, 2014, the Fund sold $47,471,470 of the Income Fund and received $11,518,680 in securities and $35,952,790 in cash.

During the year ended December 31, 2014, the Equity Fund sold $35,999,390 of the Wilshire Large Company Growth Portfolio and received $34,822,983 worth of securities from the Wilshire Large Company Growth Portfolio and $1,176,407 in cash. The Equity Fund also sold $32,482,802 of the Wilshire Large Company Value Portfolio and received $30,202,110 in securities and $2,280,692 in cash.

During the year ended December 31, 2014, the Small Cap Fund sold $3,250,952 worth of the Wilshire Small Company Growth Portfolio and received $3,004,352 worth of securities from the Wilshire Small Company Growth Portfolio and $246,600 in cash. The Small Cap Fund also sold $4,267,931 worth of the Wilshire Small Company Value Portfolio and received $1,897,931 worth of securities from the Wilshire Small Company Value Portfolio and $2,370,000 in cash.

During the year ended December 31, 2014, the International Equity Fund purchased $16,089,894 worth of the Wilshire International Equity Fund and received $15,809,310 worth of securities and $280,583 in cash.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

11. Indemnifications.

In the normal course of business, the Trust on behalf of the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Risks.

Asset-Backed Securities Risk — Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk — A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk — There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of the Fund. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk — For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter- maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect the Fund’s NAV.

Credit risk — The Fund’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. The Fund’s ability

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk — Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with the Fund. The Fund’s sub-adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk — The Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The market values of the Fund’s investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk — Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

13. Contingencies.

As a part of the merger of the Equity Fund and Socially Responsible Fund into the Wilshire Global Allocation Fund, the Wilshire Global Allocation Fund assumed all of the liabilities of the Equity Fund and Socially Responsible Fund, including, without limitation, contingencies relating to lawsuits. The Equity Fund and Socially Responsible Fund were named as defendants and putative members of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010, in the U.S. Bankruptcy Court for the District of Delaware and on March 6, 2012, in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In September 2013, the District Court dismissed the 2012 lawsuit and this decision is on appeal to the Second Circuit Court of Appeals. The 2010 lawsuit continues in the District Court. The Adviser does not expect the Fund to be materially impacted by the lawsuits.

14. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
Wilshire Global Allocation Fund (formerly Balanced Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wilshire Global Allocation Fund (formerly Balanced Fund) (hereinafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2016

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
John C. Hindman, 45	Trustee	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	10	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
NON-INTERESTED TRUSTEES
Roger A. Formisano, 66	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	10	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 64	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	10	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 61	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	10	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 64	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	10	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held With The Trust	Term Of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 41	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 44	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Benkai Bouey, 45	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

Michael Wauters, 50	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 40	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

The SEC has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Unaudited)

During the six months ended December 31, 2015, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire Global Allocation Fund (the “Fund”) and the subadvisory agreement (the “Subadvisory Agreement”) between Wilshire and Guggenheim Partners Investment Management, LLC (the “Subadviser”) with respect to the Fund.

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement and the Subadvisory Agreement. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire and the Subadviser under the existing advisory arrangements; with respect to Wilshire, comparative fees and expense ratios; the profits to be realized by Wilshire and the Subadviser; the extent to which Wilshire and the Subadviser realize economies of scale; and whether any fall-out benefits are being realized by Wilshire and the Subadviser. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present and discussed the approval of the Subadvisory Agreement with management and in private sessions with counsel at which no representatives of the Subadviser were present.

As required by the Investment Company Act of 1940, each approval was confirmed by a vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement and the Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Subadvisory Agreement pursuant to a process that concluded at the Board’s August 18-19, 2015 meeting and the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 17-18, 2015 meeting, in each case following an extensive process. At the direction of the Independent Trustees, independent legal counsel sent memoranda to the Adviser requesting information regarding the Subadvisory Agreement and the Advisory Agreement to be provided to the Trustees in advance of meetings of the Independent Trustees held prior to the Board meetings on August 18-19, 2015 and November 17-18, 2015, respectively.

In response to the request for information, the Trustees received information from the Adviser describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with the Fund. The Trustees received information from the Adviser regarding the factors underlying its recommendations to approve the Subadvisory Agreement. The Trustees also received information from the Subadviser describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as the Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. At each meeting, the Independent Trustees also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on August 18, 2015 and November 17, 2015 to review data on the Subadviser’s performance and the data Wilshire had prepared on performance, respectively. With respect to Wilshire, the Board noted that although it was currently reviewing potential alternative structures and arrangements for

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (Continued)

providing administrative services for the Fund, it also evaluated the administrative services currently being provided by Wilshire and Wilshire’s ability to continue to provide such services. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of the Fund to renew the Advisory Agreement and the Subadvisory Agreement.

Nature, Extent and Quality of Services – Wilshire

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Fund and engages and oversees subadvisers to manage the assets of the Fund. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Fund. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The Board reviewed the processes used by the Adviser to select, monitor and replace subadvisers. The Board concluded that the Adviser was successful in negotiating favorable subadvisory agreements on behalf of the Fund and that the Adviser had a robust system in place for selecting, monitoring and terminating subadvisers, which system appeared to be reasonable. The Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Fund pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to the Fund support renewal of the contract.

The Board reviewed information on the performance of the Fund for the annualized one , three , five- and ten-year periods ended September 30, 2015, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to the Fund’s benchmark for the same periods. The Board noted that the Fund’s performance relative to its peers for the one-year period placed it in the first quintile (the first quintile being the best performers and the fifth quintile being the worst performers) and that the Fund outperformed its benchmark for the same period. The Board also noted that given the change in the Fund’s investment strategy and benchmark as of July 7, 2014, annualized peer returns and performance relative to the benchmark are not comparable for the three-, five- and ten-year periods. Based upon the above performance, the Board determined that it was in the best interests of the Fund to continue the Advisory Agreement.

Advisory Fees

The Board reviewed the Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded the actual fees paid were in a competitive range with the Fund’s peer group. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Fund pursuant to an expense limitation agreement. The Board noted that the Adviser does not advise other registered investment companies that are similar to the Fund. The Board concluded that the advisory fee for the Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed the Fund’s asset size, the Fund’s expense ratio, the expense limitation agreement in place and whether the investment process produced economies of scale. The Board noted that the advisory fee for the Fund includes a breakpoint. The Board concluded that the Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Wilshire Variable Insurance Trust Board Approval of Advisory and Subadvisory Agreements (Unaudited) - (Continued)

Fall-Out Benefits – Wilshire

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Fund. The Board determined that the advisory fee was reasonable in light of any fall-out benefits.

Nature, Extent and Quality of Services – Subadviser

The Board considered the nature, extent and quality of services provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board also considered the Subadviser’s compliance with investment policies and general legal compliance, including the Subadviser’s recent settlement with the SEC and remedial steps being taken by the Subadviser to address the deficiencies identified, as well as the Adviser’s commitment to monitor the Subadviser’s response. In addition, the Board considered the analysis provided under the Adviser’s oversight program, which concluded that the Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place, and that the Adviser recommended that the Subadvisory Agreement be approved.

The Board reviewed information comparing the Subadviser’s gross investment performance to the Fund’s benchmark and the Barclays Aggregate Index for the year-to-date period ended June 30, 2015 and to the Barclays Aggregate Index for the period since inception (July 31, 2014) to June 30, 2015. The Board noted that the Subadviser met acceptable levels of performance, exceeding the applicable benchmarks for all periods reviewed, which resulted in a conclusion that performance was satisfactory.

Subadvisory Fees

The Board considered the Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by the Subadviser about the fees charged to “its Other Clients with comparable investment policies and services. The Board noted that the Subadviser reported that it did not charge higher fees to the Adviser for the Fund than were charged to the Subadviser’s Other Clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and the Subadviser, that the Adviser compensates the Subadviser from its fees, and that the aggregate advisory fee had been deemed reasonable by the Board.

Based upon all of the above, the Board determined that the subadvisory fees were reasonable.

Profitability to the Subadviser

The Board noted that the Adviser compensates the Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and the Subadviser. In addition, the Board noted that the revenues to the Subadviser were limited due to the size of the Fund. The Board took these factors into account in concluding that the subadvisory fees were reasonable.

Economies of Scale – Subadviser

The Board considered whether there are economies of scale with respect to the subadvisory services provided to the Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the fee schedule reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits – Subadviser

The Board also considered the Subadviser’s response that it did not anticipate material incidental benefits from managing the Fund.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement and the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement and the Subadvisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Tax Information (Unaudited)

Of the distributions made by the Fund, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
Wilshire Global Allocation Fund	100.00%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Fund listed below designates the following percentage of income distributions as qualified interest income that is exempt from U.S. withholding tax when paid to foreign investors.

Fund	Percentage
Wilshire Global Allocation Fund	58.72%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Fund listed below designates the following percentage of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Fund	Percentage
Wilshire Global Allocation Fund	100.00%

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust Annual Report December 31, 2015

Wilshire Variable Insurance Trust
Wilshire Global Allocation Fund
Board of Trustees
Roger A. Formisano Edward Gubman John C. Hindman	Suanne K. Luhn George J. Zock Chairman of the Board
Officers of the Funds
Jason Schwarz President	Nathan R. Palmer Vice President
Benkai Bouey Chief Compliance Officer	Reena Lalji Secretary
Michael Wauters Treasurer
Gaurav Chopra Assistant Treasurer

Administrator

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Transfer Agent

DST Systems, Inc.

333 W. 11th St.

Kansas City, MO 64105

Investment Adviser

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401-1085

Custodian

The Northern Trust Company

50 LaSalle Street

Chicago, IL 90401-1085

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1700

Philadelphia, PA 19103-7042

Investment Subadviser Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-002-0800

Wilshire Variable Insurance Trust
ANNUAL REPORT 2015 ETF Fund 2025 ETF Fund 2035 ETF Fund
December 31, 2015

Wilshire Variable Insurance Trust Table of Contents

Shareholder Letter	1
Fund Commentaries	4
Disclosure of Fund Expenses	10
Schedules of Investments	12
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	26
Board Approval of Advisory Agreement	27
Additional Fund Information	29
Tax Information	32

Shares of the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of a Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by SEI Investments Distribution Co.

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust Target Maturity Funds. This report covers the period from January 1, 2015 to December 31, 2015, for the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund, and Wilshire 2035 ETF Fund.

MARKET ENVIRONMENT

U.S. Equity Market

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015 marking the Index’s seventh consecutive annual gain. After posting its 12th consecutive quarterly gain during the second quarter, markets were shaken in the third quarter in August as China surprised investors by devaluing its currency and then again in September after the Federal Reserve announced that it would not raise the Fed Funds rate at that time. Markets rebounded strongly in October and were positive overall for the fourth quarter as most major developed economies continued to strengthen on supportive central bank policies, lower fuel prices and strong consumer spending.

During the year, large-cap stocks outpaced small-cap stocks, with the Wilshire U.S. Large-Cap IndexSM and the Wilshire U.S. Small-Cap IndexSM returning 1.27% and -4.86%, respectively, while growth oriented stocks handily outpaced value stocks within large-cap stocks and value oriented stocks outpaced growth stocks within smaller capitalization securities. The relatively flat return for the Wilshire 5000 Total Market IndexSM hid the wide performance dispersion among industries for the year. Commodity-influenced and interest rate sensitive sectors trailed while Health Care and Consumer Discretionary had strong performance. For the year, Health Care, Consumer Discretionary, and Consumer Staples were the top performing sectors returning 8.4%, 7.5%, and 5.9%, respectively, while Energy, Materials, Utilities, and Industrials lagged, returning -22.1%, -10.7%, -4.2%, and -3.1%, respectively.

International Equity Market

After leading domestic equities during the first half of the year, international developed equities trailed during the second half of the year, and ended the year in negative territory with the MSCI EAFE Index returning -0.81% for 2015. Emerging markets trailed foreign developed markets with the MSCI Emerging Markets Index returning -14.92% for the year.

Global equity markets started 2015 with European stocks leading the charge as quantitative easing bond-buying programs propelled equity markets higher. Investors worldwide were shaken in the third quarter by fears regarding the impact of China’s economic slowdown on global commerce. Markets rebounded strongly in October as European Central (ECB) Bank President Mario Draghi indicated that he was prepared to ramp up the ECB’s stimulus program and the People’s Bank of China raised liquidity in its economy by reducing its benchmark interest rate and lowering banks’ reserve requirement ratios. Emerging markets suffered throughout the year both from China’s weakness and the worldwide collapse in commodities. The strong U.S. dollar has also impacted emerging market companies, since much of their debt financing is transacted in dollars and therefore has become much more expensive.

Bond Market

The U.S. fixed income market, as measured by the Barclays U.S. Aggregate Index, fell -0.57% for the 4th quarter, reversing gains from the prior quarter, but ending the year in positive territory at 0.55%. The Federal Reserve’s decision on December 16th to raise the key federal-funds rate to a 0.25-0.50% target range had little real impact on Treasury markets. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector. Credit spreads, which had tightened as investors sought out higher yields, widened during 2015, especially at year-end. Non-investment grade corporate bonds, as measured by the Barclays U.S. Corporate High Yield index, continued their slide and finished the year down -4.47%. Continued weakness in the energy and materials sectors weighed on high yield, but other sectors also contributed to losses as investors became more concerned about the future availability of credit to leveraged companies and the liquidity of those issues.

1

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Wilshire 2015 ETF Fund returned -1.98%, underperforming the S&P Target Date 2015 Index by 1.82%. The Wilshire 2025 ETF Fund returned -2.27%, underperforming the S&P Target Date 2025 Index return by 2.02%. The Wilshire 2035 ETF Fund returned -2.21%, underperforming the S&P Target Date 2035 Index by 1.86%. While the Funds struggled in 2015, we are confident that each Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Variable Insurance Trust

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com.

Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the Funds or any stock in particular.

Investing involves risks including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. The 2015, 2025 & 2035 ETF Funds operate under a fund of funds structure, pursuant to which the Funds invest in exchange-traded funds (“ETFs”). An ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. Shareholders of a Fund bear their proportionate share of the ETFs’ fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

There can be no assurance that a Fund will achieve its stated objectives. An investor may experience losses, at any time, including near, at or after the Fund’s target year. In addition, there is no guarantee that an investor’s investment in a Fund will provide any income at or through the years following the Fund’s target year in amounts adequate to meet the investor’s goals or retirement needs.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada.

2

Wilshire Variable Insurance Trust Letter To Shareholders (Unaudited) - (Continued)

Barclays U.S. Aggregate Bond Index is made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt.

The Wilshire 5000 Total Market IndexSM is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire U.S. Large-Cap IndexSM is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market and is a float-adjusted, market capitalization-weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000®.

The Wilshire U.S. Small-Cap IndexSM is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market and is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000®.

3

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited)

2015 ETF FUND

Average Annual Total Return

One Year Ended 12/31/15	-1.98%
Five Years Ended 12/31/15	5.30%
Inception (05/01/06) through 12/31/15	3.94%

S&P TARGET DATE 2015 INDEX(1)

Average Annual Total Return

One Year Ended 12/31/15	-0.16%
Five Years Ended 12/31/15	5.76%
Inception (05/01/06) through 12/31/15	4.71%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2015 ETF Fund and the S&P Target Date 2015 Index through 12/31/15.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2015 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2015 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2015, fees totaling 0.15% of average net assets were waived.

4

Wilshire Variable Insurance Trust 2015 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2015)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015. The year started with a loss as increased market volatility triggered by the continued sell off in oil and quantitative easing in the Eurozone spooked investors. However, investors then rallied around the Federal Reserve’s patience with raising interest. Equities experienced a sharp sell-off during the third quarter, marking the first negative quarter in three years. Stocks recorded gains in the final quarter of the year, driven by a strong October rally that outweighed losses in November and December, and pushed large-cap benchmarks back into positive territory for 2015.

International stock markets underperformed in 2015 as the MSCI All Country World ex-U.S. Index returned -5.66%. Global equity markets started 2015 with European stocks leading the charge. The European stock market rally was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and Greece. Stock markets worldwide were rocked in the third quarter by fears regarding China’s economic slowdown. International markets experienced a modest recovery in the fourth quarter as investors were cheered by the European Central Bank’s accommodative monetary policy and overall resilience in the Asia-Pacific region outside of China. Emerging markets continue to suffer from China’s weakness and the worldwide collapse in commodities.

After refraining from raising the short-term interest rate throughout the first three quarters of the year, on December 16th the Federal Reserve made its first interest hike since 2006, raising the key Fed Funds rate to a 0.25-0.50% target range. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector in the fourth quarter. The 10 year U.S. Treasury yield rose 10 basis points over the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2015 ETF Fund returned -1.98% for 2015, underperforming the S&P Target Date 2015 Index return of -0.16% by 1.82%. Larger than the benchmark exposure to foreign equities, including emerging market equities, detracted from performance. High yield exposure also hindered performance as it sold off during the year as worries over energy related companies, under pressure due to falling commodities prices, weighed on the asset class. However, the Fund benefited from its overweight allocation to growth equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

5

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited)

2025 ETF FUND

Average Annual Total Return

One Year Ended 12/31/15	-2.27%
Five Years Ended 12/31/15	5.44%
Inception (05/01/06) through 12/31/15	3.51%

S&P TARGET DATE 2025 INDEX(1)

Average Annual Total Return

One Year Ended 12/31/15	-0.25%
Five Years Ended 12/31/15	6.69%
Inception (05/01/06) through 12/31/15	4.94%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2025 ETF Fund and the S&P Target Date 2025 Index through 12/31/15.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2025 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2025 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2015, fees totaling 0.11% of average net assets were waived.

6

Wilshire Variable Insurance Trust 2025 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2015)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015. The year started with a loss as increased market volatility triggered by the continued sell off in oil and quantitative easing in the Eurozone spooked investors. However, investors then rallied around the Federal Reserve’s patience with raising interest. Equities experienced a sharp sell-off during the third quarter, marking the first negative quarter in three years. Stocks recorded gains in the final quarter of the year, driven by a strong October rally that outweighed losses in November and December, and pushed large-cap benchmarks back into positive territory for 2015.

International stock markets underperformed in 2015 as the MSCI All Country World ex-U.S. Index returned -5.66%. Global equity markets started 2015 with European stocks leading the charge. The European stock market rally was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and Greece. Stock markets worldwide were rocked in the third quarter by fears regarding China’s economic slowdown. International markets experienced a modest recovery in the fourth quarter as investors were cheered by the European Central Bank’s accommodative monetary policy and overall resilience in the Asia-Pacific region outside of China. Emerging markets continue to suffer from China’s weakness and the worldwide collapse in commodities.

After refraining from raising the short-term interest rate throughout the first three quarters of the year, on December 16th the Federal Reserve made its first interest hike since 2006, raising the key Fed Funds rate to a 0.25-0.50% target range. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector in the fourth quarter. The 10 year U.S. Treasury yield rose 10 basis points over the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2025 ETF Fund returned -2.27% for 2015 underperforming the S&P Target Date 2025 Index return of -0.25% by 2.02%. Larger than the benchmark exposure to foreign equities, including emerging market equities, detracted from performance. High yield exposure also hindered performance as it sold off during the year as worries over energy related companies, under pressure due to falling commodities prices, weighed on the asset class. However, the Fund benefited from its overweight allocation to growth equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

7

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited)

2035 ETF FUND

Average Annual Total Return

One Year Ended 12/31/15	-2.21%
Five Years Ended 12/31/15	5.86%
Inception (05/01/06) through 12/31/15	3.08%

S&P TARGET DATE 2035 INDEX(1)

Average Annual Total Return

One Year Ended 12/31/15	-0.35%
Five Years Ended 12/31/15	7.38%
Inception (05/01/06) through 12/31/15	4.98%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the
2035 ETF Fund and the S&P Target Date 2035 Index through 12/31/15.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns.

(1)

The S&P Target Date 2035 Index (the “Index”) is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of an investor with an approximate 2035 target retirement horizon.

Since inception, certain fees and expenses were waived and reimbursed. Without waivers and reimbursements, total returns would have been lower. For the year ended December 31, 2015, fees totaling 0.11% of average net assets were waived.

8

Wilshire Variable Insurance Trust 2035 ETF FUND Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING*

(As of December 31, 2015)

The U.S. stock market, as represented by the Wilshire 5000 Total Market IndexSM, returned 0.68% during 2015. The year started with a loss as increased market volatility triggered by the continued sell off in oil and quantitative easing in the Eurozone spooked investors. However, investors then rallied around the Federal Reserve’s patience with raising interest. Equities experienced a sharp sell-off during the third quarter, marking the first negative quarter in three years. Stocks recorded gains in the final quarter of the year, driven by a strong October rally that outweighed losses in November and December, and pushed large-cap benchmarks back into positive territory for 2015.

International stock markets underperformed in 2015 as the MSCI All Country World ex-U.S. Index returned -5.66%. Global equity markets started 2015 with European stocks leading the charge. The European stock market rally was brought to an abrupt end by the late-June breakdown in negotiations between the European Central Bank and Greece. Stock markets worldwide were rocked in the third quarter by fears regarding China’s economic slowdown. International markets experienced a modest recovery in the fourth quarter as investors were cheered by the European Central Bank’s accommodative monetary policy and overall resilience in the Asia-Pacific region outside of China. Emerging markets continue to suffer from China’s weakness and the worldwide collapse in commodities.

After refraining from raising the short-term interest rate throughout the first three quarters of the year, on December 16th the Federal Reserve made its first interest hike since 2006, raising the key Fed Funds rate to a 0.25-0.50% target range. The pressure of rising yields on bond prices was tempered by the special status Treasuries enjoy as a global safe-haven asset, resulting in relatively little movement in this market sector in the fourth quarter. The 10 year U.S. Treasury yield rose 10 basis points over the year; however, yields experienced a fair amount of inter-period volatility, reaching a low of 1.68% in January and a high of 2.50% in June.

The 2035 ETF Fund returned -2.21% for 2015 underperforming the S&P Target Date 2035 Index return of -0.35% by 1.86%. Larger than the benchmark exposure to foreign equities, including emerging market equities, detracted from performance. However, the Fund benefited from its overweight allocation to growth equities.

*	Based on percent of Fund’s total investments in securities, at value. Includes investments held as collateral for securities on loan (See Note 6 in Notes to Financial Statements).

9

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) For the Six Months Ended December 31, 2015

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

10

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2015 (Unaudited)

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Expense Ratio(1)(2)	Expenses Paid During Period 07/01/15-12/31/15(3)(4)
2015 ETF Fund
Actual Fund Return	$1,000.00	$ 972.30	0.60%	$2.98
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2025 ETF Fund
Actual Fund Return	$1,000.00	$ 963.70	0.60%	$2.97
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
2035 ETF Fund
Actual Fund Return	$1,000.00	$ 960.10	0.60%	$2.96
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06

(1)	The expense ratio does not include the expenses of the underlying ETFs.
(2)	Annualized, based on the Fund’s expenses for the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(4)	Expenses shown do not include annuity contract fees.

11

Wilshire Variable Insurance Trust Schedules of Investments December 31, 2015

	2015 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.0%
71,530	SPDR Barclays High Yield Bond ETF	$2,425,582
121,510	Vanguard Europe Pacific ETF(a)	4,461,847
21,350	Vanguard Extended Market VIPERs ETF	1,789,130
27,406	Vanguard FTSE Emerging Markets ETF(a)	896,450
8,400	Vanguard Growth ETF	893,676
33,450	Vanguard S&P 500 ETF(a)	6,252,809
65,060	Vanguard Scottsdale Funds	5,470,896
31,480	Vanguard Short-Term Inflation-Protected Securities ETF	1,522,058
67,770	Vanguard Total Bond Market ETF	5,473,105

Total Exchange Traded Funds — 97.0%
(Cost $28,013,415)		29,185,553

SHORT-TERM INVESTMENTS (c) — 31.4%
477,722	Northern Trust Institutional Government Select Portfolio, 0.010%	477,722
8,957,528	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	8,957,528

Total Short-Term Investments — 31.4%
(Cost $9,435,250)		9,435,250

Total Investments — 128.4%
(Cost $37,448,665)		38,620,803

Other Assets & Liabilities, Net — (28.4)%		(8,531,324)

NET ASSETS — 100.0%		$30,089,479

	2025 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 97.0%
122,676	SPDR Barclays High Yield Bond ETF	$4,159,943
317,560	Vanguard Europe Pacific ETF(a)	11,660,803
48,820	Vanguard Extended Market VIPERs ETF(a)	4,091,116
71,681	Vanguard FTSE Emerging Markets ETF(a)	2,344,686
23,620	Vanguard Growth ETF	2,512,932
84,340	Vanguard S&P 500 ETF(a)	15,765,676
92,140	Vanguard Scottsdale Funds	7,748,053
36,990	Vanguard Short-Term Inflation-Protected Securities ETF	1,788,467
88,552	Vanguard Total Bond Market ETF	7,151,460

Total Exchange Traded Funds — 97.0%
(Cost $54,331,146)		57,223,136

SHORT-TERM INVESTMENTS (c) — 41.5%
2,128,610	Northern Trust Institutional Government Select Portfolio, 0.010%	2,128,610
22,343,876	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	22,343,876

Total Short-Term Investments — 41.5%
(Cost $24,472,486)		24,472,486

Total Investments — 138.5%
(Cost $78,803,632)		81,695,622

Other Assets & Liabilities, Net — (38.5)%		(22,724,540)

NET ASSETS — 100.0%		$58,971,082

See Notes to Financial Statements.

12

Wilshire Variable Insurance Trust Schedules of Investments - (Continued) December 31, 2015

	2035 ETF Fund
Shares		Value
EXCHANGE TRADED FUNDS — 96.9%
87,490	SPDR Barclays High Yield Bond ETF	$2,966,786
514,680	Vanguard Europe Pacific ETF(a)	18,899,050
87,000	Vanguard Extended Market VIPERs ETF(a)	7,290,600
111,739	Vanguard FTSE Emerging Markets ETF	3,654,983
34,200	Vanguard Growth ETF (a)	3,638,538
132,400	Vanguard S&P 500 ETF(a)	24,749,532
44,170	Vanguard Scottsdale Funds	3,714,255
46,160	Vanguard Short-Term Inflation-Protected Securities ETF	2,231,836
45,954	Vanguard Total Bond Market ETF	3,711,245

Total Exchange Traded Funds — 96.9%
(Cost $66,234,085)		70,856,825

SHORT-TERM INVESTMENTS (c) — 43.8%
3,167,342	Northern Trust Institutional Government Select Portfolio, 0.010%	3,167,342
28,847,918	Northern Trust Institutional Liquid Asset Portfolio, 0.010% (b)	28,847,918

Total Short-Term Investments — 43.8%
(Cost $32,015,260)		32,015,260

Total Investments - 140.7%
(Cost $98,249,345)		102,872,085

Other Assets & Liabilities, Net — (40.7)%		(29,778,076)

NET ASSETS — 100.0%		$73,094,009

As of December 31, 2015, the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended December 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities.

(a)

This security or a partial position of this security is on loan at December 31, 2015. The total market value of securities on loan at December 31, 2015 for the 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $8,672,643, $21,645,345 and $27,891,252, respectively.

(b)

This security was purchased with cash collateral held from securities on loan. The total value of such securities at December 31, 2015 for 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund was $8,957,528, $22,343,876 and $28,847,918, respectively.

(c)	Rate shown is the 7-day effective yield as of December 31, 2015.

ETF — Exchange Traded Fund

FTSE — Financial Times and the London Stock Exchange

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

VIPERs — Vanguard Index Participation Equity Receipts

See Notes to Financial Statements.

13

Wilshire Variable Insurance Trust Statements of Assets and Liabilities December 31, 2015

	2015 ETF FUND		2025 ETF FUND		2035 ETF FUND
ASSETS:
Investments in securities, at value (Note 2)	$38,620,803	*	$81,695,622	*	$102,872,085	*
Dividends and interest receivable	13,121		22,185		15,636
Receivable for investment securities sold	550,694		229,753		9,632
Receivable for Fund shares sold	32,316		66,637		173,892
Receivable from Adviser (Note 3)	6,620		1,849		448
Total assets	39,223,554		82,016,046		103,071,693

LIABILITIES:
Payable upon return on securities loaned (Note 6)	8,957,528		22,343,876		28,847,918
Payable for investment securites purchased	114,002		573,196		1,006,101
Payable for Fund shares redeemed	29,624		80,258		68,130
Distribution fees payable (Note 4)	6,392		12,155		14,929
Investment advisory fees payable (Note 3)	6,418		14,394		15,494
Administration fees payable	1,797		3,513		4,338
Trustees' fees payable	1,119		2,180		2,689
Chief Compliance Officer expenses payable	103		205		254
Other accrued expenses	17,092		15,187		17,831
Total liabilities	9,134,075		23,044,964		29,977,684

NET ASSETS	$30,089,479		$58,971,082		$73,094,009

NET ASSETS consist of:
Paid-in capital	$27,718,616		$54,555,827		$66,629,675
Undistributed net investment income	615,423		1,098,354		1,257,922
Accumulated net realized gain on investments	583,302		424,911		583,672
Net unrealized appreciation of investments	1,172,138		2,891,990		4,622,740

NET ASSETS	$30,089,479		$58,971,082		$73,094,009

SHARES OUTSTANDING:
(Unlimited shares authorized)	2,741,337		5,270,232		6,598,949

NET ASSET VALUE:
(Offering and redemption price per share)	$10.98		$11.19		$11.08

Investments in securities, at cost (Note 2)	$28,491,137		$56,459,756		$69,401,427
Cash collateral for securities on loan, at cost	8,957,528		22,343,876		28,847,918

* Includes Market Value of Securities on Loan	$8,672,643		$21,645,345		$27,891,252

See Notes to Financial Statements.

14

Wilshire Variable Insurance Trust Statements of Operations For the Year Ended December 31, 2015

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
INVESTMENT INCOME:
Dividend income from investment companies	$805,270	$1,438,815	$1,665,420
Income from Security Lending	9,627	19,762	29,506
Foreign taxes withheld	(816)	(1,077)	(792)
Total income	814,081	1,457,500	1,694,134

EXPENSES:
Investment advisory fees (Note 3)	83,101	150,073	182,075
Distribution fees (Note 4)	83,100	150,071	182,074
Administration fees (Note 3)	23,268	42,020	50,981
Trustees' fees and expenses (Note 3)	4,424	8,108	9,869
Chief Compliance Officer expenses	217	416	511
Professional fees	31,162	39,300	43,173
Printing fees	3,517	7,303	9,005
Custodian fees	11,512	18,315	21,869
Transfer agent fees	8,150	8,990	9,400
Other	2,508	4,393	5,280
Total expenses	250,959	428,989	514,237
Fees waived by Adviser (Note 3)	(51,518)	(68,820)	(77,262)
Net expenses	199,441	360,169	436,975

Net investment income	614,640	1,097,331	1,257,159

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 2 and 5):
Net realized gains from:
Sales of investments	581,702	412,061	577,311
Realized gain distributions from investment companies	10,667	13,978	12,423

Net change in unrealized depreciation on investments	(1,838,315)	(2,975,116)	(3,625,846)

Net realized and unrealized gain (loss) on investments	(1,245,946)	(2,549,077)	(3,036,112)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(631,306)	$(1,451,746)	$(1,778,953)

See Notes to Financial Statements.

15

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2015

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$614,640	$1,097,331	$1,257,159
Net realized gains from sales of investments and realized gain distributions from investment company shares	592,369	426,039	589,734
Net change in unrealized depreciation on investments	(1,838,315)	(2,975,116)	(3,625,846)
Net decrease in net assets resulting from operations	(631,306)	(1,451,746)	(1,778,953)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(669,467)	(1,060,799)	(1,247,117)
Net realized capital gains	(2,011,437)	(2,272,025)	(2,146,614)
Total distributions to shareholders	(2,680,904)	(3,332,824)	(3,393,731)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	3,576,665	9,683,017	12,856,077
Shares issued as reinvestment of distributions	2,680,898	3,332,822	3,393,728
Shares redeemed	(7,053,182)	(6,042,328)	(5,952,158)

Net increase (decrease) in net assets from capital stock transactions	(795,619)	6,973,511	10,297,647

Net increase (decrease) in net assets	(4,107,829)	2,188,941	5,124,963

NET ASSETS:
Beginning of year	34,197,308	56,782,141	67,969,046
End of year	$30,089,479	$58,971,082	$73,094,009

Undistributed net investment income at end of year	$615,423	$1,098,354	$1,257,922

CAPITAL SHARE TRANSACTIONS:
Shares sold	288,710	789,694	1,068,650
Shares issued as reinvestment of distributions	240,885	295,154	304,047
Shares redeemed	(573,157)	(495,973)	(497,059)

Net increase (decrease) in shares outstanding	(43,562)	588,875	875,638

See Notes to Financial Statements.

16

Wilshire Variable Insurance Trust Statements of Changes in Net Assets For the Year Ended December 31, 2014

	2015 ETF FUND	2025 ETF FUND	2035 ETF FUND
OPERATIONS:
Net investment income	$664,142	$1,053,782	$1,241,873
Net realized gains from sales of investments	2,016,899	2,278,980	2,151,845
Net change in unrealized depreciation on investments	(1,065,551)	(722,052)	(165,509)
Net increase in net assets resulting from operations	1,615,490	2,610,710	3,228,209

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(563,159)	(691,713)	(791,126)
Net realized capital gains	(908,941)	(471,781)	(269,131)
Total distributions to shareholders	(1,472,100)	(1,163,494)	(1,060,257)

CAPITAL STOCK TRANSACTIONS: (DOLLARS)
Shares sold	4,334,009	8,831,973	10,946,833
Shares issued as reinvestment of distributions	1,472,097	1,163,493	1,060,256
Shares redeemed	(5,198,745)	(3,486,981)	(4,238,618)

Net increase in net assets from capital stock transactions	607,361	6,508,485	7,768,471

Net increase in net assets	750,751	7,955,701	9,936,423

NET ASSETS:
Beginning of year	33,446,557	48,826,440	58,032,623
End of year	$34,197,308	$56,782,141	$67,969,046

Undistributed net investment income at end of year	$669,433	$1,060,745	$1,247,088

CAPITAL SHARE TRANSACTIONS:
Shares sold	343,402	726,293	925,343
Shares issued as reinvestment of distributions	118,459	95,319	88,909
Shares redeemed	(410,175)	(285,794)	(357,199)

Net increase in shares outstanding	51,686	535,818	657,053

See Notes to Financial Statements.

17

Wilshire Variable Insurance Trust 2015 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$12.28	$12.24	$11.39	$10.37	$10.37

Income (loss) from investment operations:
Net investment income[1]	0.23	0.24	0.22	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.48)	0.35	0.96	1.06	(0.11)
Total from investment operations	(0.25)	0.59	1.18	1.30	0.16

Less distributions:
From net investment income	(0.25)	(0.21)	(0.22)	(0.26)	(0.16)
From capital gains	(0.80)	(0.34)	(0.11)	(0.02)	0.00
Total distributions	(1.05)	(0.55)	(0.33)	(0.28)	(0.16)

Net asset value, end of year	$10.98	$12.28	$12.24	$11.39	$10.37

Total return[2]	(1.98)%	4.78%	10.38%	12.48%	1.56%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$30,089	$34,197	$33,447	$30,291	$25,582
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.62%[3]	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.75%	0.75%	0.74%	0.71%	0.71%
Net investment income†	1.85%	1.93%	1.82%	2.15%	2.55%
Portfolio turnover rate	21%	38%	23%	11%	70%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.

18

Wilshire Variable Insurance Trust 2025 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$12.13	$11.78	$10.68	$9.81	$9.90

Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.21	0.23	0.25
Net realized and unrealized gain (loss) on investments	(0.50)	0.36	1.09	1.01	(0.22)
Total from investment operations	(0.28)	0.60	1.30	1.24	0.03

Less distributions:
From net investment income	(0.20)	(0.15)	(0.20)	(0.19)	(0.12)
From capital gains	(0.46)	(0.10)	0.00	(0.18)	0.00
Total distributions	(0.66)	(0.25)	(0.20)	(0.37)	(0.12)

Net asset value, end of year	$11.19	$12.13	$11.78	$10.68	$9.81

Total return[2]	(2.27)%	5.12%	12.22%	12.73%	0.26%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$58,971	$56,782	$48,826	$38,638	$29,542
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.62%[3]	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.74%	0.71%	0.71%	0.72%
Net investment income†	1.83%	1.98%	1.85%	2.19%	2.48%
Portfolio turnover rate	23%	23%	12%	6%	66%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.

19

Wilshire Variable Insurance Trust 2035 ETF Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Year.
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of year	$11.88	$11.45	$10.15	$9.31	$9.57

Income (loss) from investment operations:
Net investment income[1]	0.21	0.23	0.21	0.23	0.23
Net realized and unrealized gain (loss) on investments	(0.48)	0.39	1.31	1.07	(0.39)
Total from investment operations	(0.27)	0.62	1.52	1.30	(0.16)

Less distributions:
From net investment income	(0.19)	(0.14)	(0.20)	(0.16)	(0.10)
From capital gains	(0.34)	(0.05)	(0.02)	(0.30)	0.00
Total distributions	(0.53)	(0.19)	(0.22)	(0.46)	(0.10)

Net asset value, end of year	$11.08	$11.88	$11.45	$10.15	$9.31

Total return[2]	(2.21)%	5.39%	14.97%	14.09%	(1.68)%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$73,094	$67,969	$58,033	$42,750	$30,960
Operating expenses including reimbursement/waiver/recoupment†	0.60%	0.62%[3]	0.60%	0.60%	0.60%
Operating expenses excluding reimbursement/waiver/recoupment†	0.71%	0.75%	0.71%	0.71%	0.72%
Net investment income†	1.73%	1.96%	1.93%	2.30%	2.41%
Portfolio turnover rate	20%	22%	7%	6%	74%

†	These ratios do not include expenses from ETFs.
[1]

The selected per share data was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

[2]

If you are an annuity contract owner, the total return does not reflect the expenses that apply to the separate account or related insurance policies. The inclusion of these charges would reduce the total return figures for all periods shown.

[3]	The ratio of expenses to average net assets includes extraordinary fees accrued outside the expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.60%.

See Notes to Financial Statements.

20

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2015

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), which offers units of beneficial interest (shares) in 4 separate investment portfolios. The portfolios presented in these financial statements are: 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (collectively the “Funds”, each a “Fund” of the Trust). The Funds operate under a fund of funds structure and at this time invest substantially all of their assets in unaffiliated exchange-traded funds (“ETF” or “ETFs”), which primarily invest in equity and fixed income securities, according to an asset allocation strategy designed for investors planning to retire in certain target years. The financial statements for the other Fund of the Trust managed by Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) are included in a separate semi-annual report. Shares may be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

Funds’ Investment Objectives:

High total return until each respective Fund’s target retirement date. Thereafter, high current income and, as a secondary objective, capital appreciation. Each Fund is designed to provide a mix of assets with a risk/return profile that is appropriate for the participant’s age in connection with his/her anticipated target retirement date. The risk/return profile of the Funds will adjust with time and become more conservative.

2. Significant Accounting Policies.

Use of estimates — Each Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and these differences could be material.

Security valuation — A Fund’s investment in an ETF is valued at the ETF’s net asset value or is valued at market price, depending upon whether a Fund purchased the ETF directly from the ETF in “creation units” or on an exchange, as applicable. For the year ended December 31, 2015, no creation units were purchased.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended December 31, 2015, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2015, there have been no transfers between Level 2 and Level 3 assets and liabilities. For the year ended December 31, 2015, there were no Level 3 securities held by the Funds.

Fair value measurement classifications are summarized in the Funds’ Schedules of Investments.

21

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

Security transactions and investment income — Security transactions are recorded on a trade date basis. Dividend income and realized gain distributions from the ETFs are recorded on the ex-dividend date. Interest income accrues daily. Securities gains and losses are determined on the basis of identified cost.

Expense policy — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all funds of the Trust in relation to the net assets of each fund or another reasonable basis. Expenses which are attributable to the Trust and the Wilshire Mutual Funds, Inc. are allocated across the Trust and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Funds’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible federal excise tax.

3. Investment Advisory Fee and Other Transactions With Affiliates.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds and to continuously review, oversee and administer the Funds’ investment programs.

Pursuant to the Advisory Agreement (the “Agreement”) between the Trust and Wilshire, Wilshire charges annual management fees of 0.25% of average daily net assets of the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund. Wilshire has entered into a contractual expense limitation agreement (the “Expense Limitation Agreement”) with the Trust to waive a portion of its management fee and/or reimburse expenses to limit annual operating expenses to 0.60% (exclusive of ETF fees and expenses) of average daily net assets for each of the Funds. This agreement to limit expenses continues through at least April 30, 2016. Wilshire may recoup the amount of any management fee waived or expense reimbursed within three years after the year in which Wilshire waived fees or reimbursed the expenses if the recoupment does not exceed the expense limitation that was in place at the time of the waiver/expense reimbursement. At December 31, 2015, the amounts of waivers subject to recoupment for the 2015 ETF Fund, 2025 ETF Fund and the 2035 ETF Fund were $45,932, $48,606 and $53,990, respectively, expiring in 2016; $44,400, $68,756 and $81,265, respectively, expiring in 2017; and $51,518, $68,820 and $77,262, respectively, expiring in 2018.

For the year ended December 31, 2015, the Adviser waived fees/reimbursed expenses in the amounts listed below.

Fund	Fees Waived
2015 ETF Fund	$51,518
2025 ETF Fund	68,820
2035 ETF Fund	77,262

Because the ETFs have varied fee and expense levels and the Funds may own different proportions of the ETFs at different times, the amount of fees and expenses incurred indirectly by a Fund will vary.

SEI Investments Global Funds Services (“SEI”) serves as the Trust’s administrator and accounting agent pursuant to an administration agreement dated May 30, 2008. DST Systems, Inc. serves as the Trust’s transfer agent and dividend disbursing agent. The Northern Trust Company (“Northern Trust”) serves as the Trust’s custodian. SEI Investments Distribution Co. serves as the Trust’s distributor.

Officers’ and Trustees’ expenses — Certain officers of the Trust are affiliated with and receive remuneration from the Adviser. The Trust does not pay any remuneration to its officers. The Trust and the Wilshire Mutual Funds, Inc. together pay each independent trustee an annual retainer of $18,000, an annual additional Board chairperson retainer of $12,000, a Board in-person meeting fee of $2,000, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $8,000, and a Committee telephonic meeting fee of $500.

22

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

4. Distribution and Shareholder Services Plan.

The Funds have adopted a plan under Rule 12b-1 of the 1940 Act that provides for a fee of up to 0.25% of each Fund’s average net assets payable to SEI Investments Distribution Co. (the “Distributor”) to reimburse the Distributor for distribution and shareholder services provided to shareholders.

5. Security Transactions.

For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments, were as follows:

Fund	Purchases	Proceeds from Sales
2015 ETF Fund	$6,958,954	$10,148,422
2025 ETF Fund	17,499,432	13,273,835
2035 ETF Fund	21,752,516	14,124,609

6. Securities Lending.

The Funds may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in short-term securities. A Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Trust and acting as a “placing broker.” A Fund receives compensation for lending securities in the form of fees. A Fund also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Trust’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the collateral and securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting loans be remarked daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Northern Trust, the Funds’ custodian, acts as the securities lending agent for the Funds. The value of the securities on loan and the value of the related collateral at December 31, 2015 are shown on the Statement of Assets and Liabilities. The Northern Trust Institutional Liquid Asset Portfolio was purchased with proceeds from collateral received from securities on loan. At December 31, 2015, $8,957,528, $22,343,876 and $28,847,918 of this cash equivalent represents the collateral received, net of any fees retained by the securities lending agent for securities on loan in the 2015 ETF, 2025 ETF Fund and the 2035 ETF Fund, respectively.

7. Significant Shareholder Activity.

On December 31, 2015, the Funds had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Funds. These represent omnibus shareholder accounts.

Fund
2015 ETF Fund (1 omnibus shareholder)	98%
2025 ETF Fund (1 omnibus shareholder)	98%
2035 ETF Fund (1 omnibus shareholder)	99%

23

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

8. Tax Information.

No provision for federal income taxes is required because each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The federal tax cost, unrealized appreciation and depreciation at December 31, 2015 for each Fund is as follows:

Fund	Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
2015 ETF Fund	$37,469,924	$2,154,561	$(1,003,682)	$1,150,879
2025 ETF Fund	78,803,632	4,825,461	(1,933,471)	2,891,990
2035 ETF Fund	98,254,521	6,967,195	(2,349,631)	4,617,564

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales on all Funds.

The tax character of distributions declared for the years ended December 31, 2015 and 2014, respectively were as follows:

Fund	2015 Ordinary Income	2015 Capital Gains	2014 Ordinary Income	2014 Capital Gains
2015 ETF Fund	$669,467	$2,011,437	$563,159	$908,941
2025 ETF Fund	1,091,182	2,241,642	691,713	471,781
2035 ETF Fund	1,261,067	2,132,664	791,126	269,131

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	2015 ETF Fund	2025 ETF Fund	2035 ETF Fund
Undistributed ordinary income	$621,468	$1,100,061	$1,259,582
Accumulated capital gain	598,517	423,196	587,204
Unrealized appreciation	1,150,879	2,891,990	4,617,564
Other temporary differences	(1)	8	(16)
Total distributable earnings	$2,370,863	$4,415,255	$6,464,334

24

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2015

9. Reclassifications.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. The reclassifications primarily include recharacterization of short-term capital gains received from mutual fund investments. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2015, the reclassifications were as follows:

Fund	Increase Undistributed Investment Income	Decrease Net Realized Capital Gains (Losses)
2015 ETF Fund	$817	$(817)
2025 ETF Fund	1,077	(1,077)
2035 ETF Fund	792	(792)

10. Indemnifications.

In the normal course of business, the Trust on behalf of the Funds enters into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

11. Risk.

Credit Risk — Certain securities in which an ETF may invest are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the ETFs concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. An ETF’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

ETF Risk — ETFs involve certain inherent risks generally associated with investments in a portfolio of common stocks, because ETFs trade on an exchange, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETF shares thus may trade at a premium or discount to their NAV. Moreover, a passively managed ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Like an actively-managed mutual fund, actively managed ETFs are subject to active management risk, the risk that the investment techniques and risk analyses applied by the manager of the ETF will not produce the desired results and that the investment objective of the ETF will not be achieved. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

12. Subsequent Event Evaluation.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

25

Wilshire Variable Insurance Trust Report Of Independent Registered Public Accounting Firm

To the Board of Trustees of Wilshire Variable Insurance Trust and Shareholders of
2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 2015 ETF Fund, 2025 ETF Fund and 2035 ETF Fund (three series of Wilshire Variable Insurance Trust, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2016

26

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement (Unaudited)

During the six months ended December 31, 2015, the Board of Trustees (the “Board”) of Wilshire Variable Insurance Trust (the “Trust”) approved the renewal for an additional one-year term of the Trust’s advisory agreement (the “Advisory Agreement”) with Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) on behalf of the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”).

The information in this summary outlines the Board’s considerations associated with its approval of the Advisory Agreement. In connection with its deliberations regarding the continuation of this relationship, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by Wilshire under the existing advisory arrangement; comparative fees and expense ratios; the profits to be realized by Wilshire; the extent to which Wilshire realizes economies of scale; and whether any fall-out benefits are being realized by Wilshire. In considering these matters, the Board was advised with respect to relevant legal standards by independent legal counsel. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Advisory Agreement with management and in private sessions with independent legal counsel at which no representatives of Wilshire were present.

As required by the Investment Company Act of 1940, the approval was confirmed by a vote of the Independent Trustees. In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Advisory Agreement pursuant to a process that concluded at the Board’s November 17-18, 2015 meeting, following an extensive process. At the direction of the Independent Trustees, independent legal counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of a meeting of the Independent Trustees held prior to the Board meeting on November 17-18, 2015.

In response to the request for information, the Trustees received information from the Adviser as to each of the Funds describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of each Fund as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”), along with the comparison to its benchmark index; (iii) the costs of services provided and estimated profits realized by the Adviser; (iv) the extent to which economies of scale are realized; (v) any economies of scale realized by the Adviser and any sharing of such for the benefit of Fund shareholders; (vi) comparisons of services rendered and amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar, and (vii) benefits realized by the Adviser from its relationship with each Fund. The Independent Trustees also received a memorandum from independent legal counsel describing their duties in connection with contract approvals, and they were assisted in their review by such counsel.

As a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which met on November 17, 2015 to review the data Wilshire had prepared on performance. The Board noted that although it was currently reviewing potential alternative structures and arrangements for providing administrative services for the Funds, it also evaluated the administrative services currently being provided by Wilshire and Wilshire’s ability to continue to provide such services. Based upon its evaluation of all materials provided, the Board concluded that it was in the best interests of each Fund to renew the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. The Board determined that the current personnel had the requisite skill sets. The Board also considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. The Board concluded that appropriate resources were being provided under the agreements to administer the Trust’s affairs. The

27

Wilshire Variable Insurance Trust Board Approval Of Advisory Agreement (Unaudited) - (Continued)

Board also reviewed the Adviser’s financial condition, and considered the financial support provided by the Adviser to the Funds pursuant to an expense limitation agreement. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund support renewal of the contract.

The Board reviewed information on the performance of each Fund for the annualized one , three and five-year periods ended September 30, 2015, along with performance information of a peer group of funds determined by Wilshire based upon the Morningstar database and in comparison to each Fund’s benchmark for the same periods. For the Wilshire 2015 ETF Fund, the Board noted that the Fund outperformed the median of its peer group for the five-year period, performed the same as the median of its peer group for the three-year period, was in the fourth quintile of its peer group for the one-year period (the first quintile being the best performers and the fifth quintile being the worst performers) and underperformed its benchmark for all periods reviewed. For the Wilshire 2025 ETF Fund, the Board noted that the Fund was in the fourth quintile of its peer group for the one-, three- and five-year periods and underperformed its benchmark for all periods reviewed. For the Wilshire 2035 ETF Fund, the Board noted that the Fund underperformed the median of its peer group and benchmark for the one-, three- and five-year periods but was in the third and fourth quintiles for the one- and three-year periods, respectively. The Board took into consideration the Adviser’s explanation that the deviation in performance for the Wilshire 2015 ETF and Wilshire 2025 ETF Funds was due to the more conservative positioning of the Funds and that the Adviser began dynamically rebalancing the Funds’ portfolios in 2015, which the Adviser anticipates will improve the performance of the Funds relative to their peers. Based upon the above performance, the Board determined that it was in the best interests of each Fund to continue the Advisory Agreement.

Advisory Fees

The Board reviewed each Fund’s advisory fee and total expense ratio and reviewed information comparing the actual advisory fee paid and total expense ratio to those of the peer group of funds. The Board concluded that for all Funds, the actual fees paid were in a competitive range with each Fund’s peer group. As to total expenses, the Board noted that total expenses are influenced by the small size of the complex. The Board also noted that the Adviser waives advisory fees and reimburses expenses for the Funds pursuant to an expense limitation agreement. The Board noted that the Adviser sub-advises other asset allocation relationships that are similar to the Funds and that the Adviser indicated it charges those sub-advised funds less than it charges the Funds. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Funds and to such sub-advised funds. The Board considered the fee comparisons in light of the scope of services required to manage these different types of relationships. The Board concluded that the advisory fee for each Fund was reasonable.

Profitability to Wilshire and Economies of Scale

With respect to the profitability of the Advisory Agreement, the Board primarily considered the fee structure of the Advisory Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board concluded that the profits realized by the Adviser were not unreasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized and whether fee levels reasonably reflect economies of scale for the benefit of shareholders. The Board reviewed each Fund’s asset size, each Fund’s expense ratio, the expense limitation agreement in place and whether the investment process produced economies of scale. The Board concluded that each Fund’s advisory fee reasonably reflected appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered the nature and amount of any benefits derived by the Adviser from its relationship with the Funds. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

28

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

A listing of the Trustees and Officers of the Trust, their ages and their principal occupations for the past five years is presented below. The address of each Trustee and Officer is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE
John C. Hindman, 45	Trustee	Since 2014	President, Wilshire Associates; formerly, Executive Vice President, Allianz Global Investors of America	10	Wilshire Associates; Wilshire Mutual Funds, Inc. (6 Funds)
NON-INTERESTED TRUSTEES
Roger A. Formisano, 66	Trustee	Since 2002	Vice President, University Medical Foundation, 2006- Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	10	Integrity Mutual Insurance Company, Wilshire Mutual Funds, Inc. (6 Funds)
Edward Gubman, 64	Trustee	Since 2011	Founder and Principal, Strategic Talent Solutions	10	Wilshire Mutual Funds, Inc. (6 Funds)
Suanne K. Luhn, 61	Trustee	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	10	Wilshire Mutual Funds, Inc. (6 Funds)
George J. Zock, 64	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	10	Wilshire Mutual Funds, Inc. (6 Funds); Armed Forces Insurance Exchange

29

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held With The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years
OFFICERS
Jason Schwarz, 41	President	Since 2012	President, Wilshire Funds Management Group (since 2005)
Reena S. Lalji, 44	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated
Benkai Bouey, 45	Chief Compliance Officer	Since 2015

Chief Compliance Officer, Wilshire Associates Incorporated. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)

Michael Wauters, 50	Treasurer	Since 2009	Chief Financial Officer, Wilshire Associates Incorporated (since 2009)
Nathan R. Palmer, 40	Vice President	Since 2011	Managing Director, Wilshire Associates Incorporated; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010)

(1)

Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 70th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling 1-888-200-6796.

30

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

The Securities and Exchange Commission (“SEC”) has adopted the requirement that all funds file their complete proxy voting records with the SEC on an annual basis on Form N-PX. Such filing, for the 12-month period ended June 30, must be made no later than August 31 of each year.

A description of policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of period. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling 1-800-999-1030. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

31

Wilshire Variable Insurance Trust Tax Information

Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Fund	Percentage
2015 ETF Fund	0.00%
2025 ETF Fund	0.00%
2035 ETF Fund	0.00%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentage of income distributions as qualified interest income that is exempt from U.S. withholding tax when paid to foreign investors.

Fund	Percentage
2015 ETF Fund	0.00%
2025 ETF Fund	17.97%
2035 ETF Fund	7.51%

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Funds listed below designate the following percentage of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Fund	Percentage
2015 ETF Fund	0.00%
2025 ETF Fund	100.00%
2035 ETF Fund	100.00%

32

Wilshire Variable Insurance Trust Privacy Statement

At Wilshire Variable Insurance Trust, we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information We Collect

We collect and retain nonpublic personal information about you that may include:

Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server cannot find out a user’s name or email address, or anything about the user’s computer using cookies.

Information We May Share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

Companies that provide services for us to help market our products to you; and

Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality And Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our web site.

Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

The Wilshire Variable Insurance Trust values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 888-200-6796 if you have any questions concerning our policy.

Wilshire Variable Insurance Trust

Wilshire Associates Incorporated
1299 Ocean Avenue
Santa Monica, CA 90401
1-888-200-6796

WIL-AR-003-0800

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	During the period covered by this report, the code of ethics was amended to address changes in the Registrant’s covered officers.

(d)
The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Roger A. Formisano, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,040 for 2014 and $79,240 for 2015.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and tax training are $34,250 for 2014 and $14,874 for 2015. Such services consisted of quarterly diversification review, annual distribution review and tax return review.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures.

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	0%

(d)	Not Applicable

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was (0%) zero percent.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $1,199,361 for 2014 and $1,286,080 for 2015.

(h)
The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last disclosed such procedures in the definitive prospectus/proxy statement on Form N-14 filed with the SEC on December 3, 2008.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz, President
(principal executive officer)

Date: March 7, 2016

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters, Treasurer
(principal financial officer)

Date: March 7, 2016

*     Print the name and title of each signing officer under his or her signature.